UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ING SERIES FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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September 17, 2007

ING SERIES FUND, INC.
ING 130/30 FUNDAMENTAL RESEARCH FUND

ING BALANCED FUND

ING GLOBAL SCIENCE AND TECHNOLOGY FUND

ING GROWTH FUND

ING GROWTH AND INCOME FUND

ING INDEX PLUS LARGECAP FUND

ING INDEX PLUS MIDCAP FUND

ING INDEX PLUS SMALLCAP FUND

ING INTERNATIONAL EQUITY FUND

ING MONEY MARKET FUND

ING SMALL COMPANY FUND

BROKERAGE CASH RESERVES

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 992-0180
September 18, 2007

Dear Shareholder:

On behalf of the Boards of Directors (the “Board”) of ING Series Fund, Inc. (the “Company”) and of ING 130/30 Fundamental Research Fund, ING Balanced Fund, ING Global Science and Technology Fund, ING Growth Fund, ING Growth and Income Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING International Equity Fund, ING Money Market Fund, ING Small Company Fund, and Brokerage Cash Reserves, each a series of the Company (each a “Fund” and together, the “Funds”), I am pleased to invite you to a special meeting of shareholders (“Special Meeting”) of the Funds scheduled for 10:00 AM., local time, on November 15, 2007 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Please take the time to read the accompanying Proxy Statement and cast your vote, since it covers matters that are important to the Funds and to you as a shareholder.

At the Special Meeting, shareholders of each of the Funds will be asked to (1) elect a Board of Directors of the Company; (2) ratify the Board’s selection of KPMG, LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning in 2007; (3) standardize the investment restrictions of each of the Funds; (4) reclassify the investment objective of each Fund as non-fundamental; and (5) approve a proposal to implement a “manager-of-managers” arrangement for each Fund that will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser for a Fund, subject to prior approval by the Board of such Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders. Shareholders of each of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board has concluded that each Proposal is in the best interests of the Funds and their shareholders and unanimously recommends that you vote “FOR” the Proposals.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN NOVEMBER 14, 2007.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ SHAUN P. MATHEWS
SHAUN P. MATHEWS
PRESIDENT AND CHIEF EXECUTIVE OFFICER

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING SERIES FUND, INC.
ING 130/30 FUNDAMENTAL RESEARCH FUND

 ING BALANCED FUND

ING GLOBAL SCIENCE AND TECHNOLOGY FUND

ING GROWTH FUND

ING GROWTH AND INCOME FUND

ING INDEX PLUS LARGECAP FUND

ING INDEX PLUS MIDCAP FUND

ING INDEX PLUS SMALLCAP FUND

ING INTERNATIONAL EQUITY FUND

ING MONEY MARKET FUND

ING SMALL COMPANY FUND

BROKERAGE CASH RESERVES

7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, ARIZONA 85258-2034
(800) 992-0180

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF ING SERIES FUND, INC.
SCHEDULED FOR NOVEMBER 15, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (“Special Meeting”) of ING 130/30 Fundamental Research Fund, ING Balanced Fund, ING Global Science and Technology Fund, ING Growth Fund, ING Growth and Income Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING International Equity Fund, ING Money Market Fund, ING Small Company Fund, and Brokerage Cash Reserves (each a “Fund” and together, the “Funds”), is scheduled for November 15, 2007 at 10:00 AM, local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

At the Special Meeting, you will be asked to consider and approve the following proposals:

(1)       To elect a Board of Directors of ING Series Fund, Inc. (the “Company”);

(2)       To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning in 2007;

(3)       To standardize the investment restrictions of each of the Funds;

(4)       To reclassify the investment objective of each Fund as non-fundamental; and

(5)       To approve a proposal to implement a “manager-of-managers” arrangement for each of the Funds that will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund’s, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

Shareholders of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting.

Shareholders of record as of the close of business on August 22, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, BUT IN NO EVENT LATER THAN NOVEMBER 14, 2007, THE ENCLOSED PROXY BALLOT so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by: (1) executing and submitting a new Proxy Ballot bearing a later date; (2) giving written notice to the Fund of revocation of an earlier submitted Proxy Ballot; or (3) voting in person at the Special Meeting.

By Order of the Board of Directors,

/s/ HUEY P. FALGOUT, JR.
HUEY P. FALGOUT, JR., SECRETARY

Dated: September 18, 2007

PROXY STATEMENT

ING SERIES FUND, INC.
ING 130/30 FUNDAMENTAL RESEARCH FUND

ING BALANCED FUND

ING GLOBAL SCIENCE AND TECHNOLOGY FUND

ING GROWTH FUND

ING GROWTH AND INCOME FUND

ING INDEX PLUS LARGECAP FUND

ING INDEX PLUS MIDCAP FUND

ING INDEX PLUS SMALLCAP FUND

ING INTERNATIONAL EQUITY FUND

ING MONEY MARKET FUND

ING SMALL COMPANY FUND

BROKERAGE CASH RESERVES

THE BOARD OF DIRECTORS OF ING SERIES FUND, INC.
IS SENDING THIS PROXY STATEMENT, THE ATTACHED
NOTICE OF SPECIAL MEETING, AND THE ENCLOSED
PROXY BALLOT ON OR ABOUT
SEPTEMBER 18, 2007.

TOLL FREE: (800) 992-0180
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, ARIZONA 85258-2034

SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR NOVEMBER 15, 2007

(This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?

The Board of Directors (“Board” or “Board of Directors”) of ING Series Fund, Inc. (the “Company”) is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot on or about September 18, 2007 to you and all other shareholders of record who have a beneficial interest in ING 130/30 Fundamental Research Fund, ING Balanced Fund, ING Global Science and Technology Fund, ING Growth Fund, ING Growth and Income Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING International Equity Fund, ING Money Market Fund, ING Small Company Fund, and Brokerage Cash Reserves, each a series of the Company (each a “Fund” and together, the “Funds”) as of the close of business on August 22, 2007 (“Record Date”). The Board is soliciting your vote for a special meeting of shareholders (“Special Meeting”) of the Funds.

WHO IS ELIGIBLE TO VOTE?

The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot on or about September 18, 2007 to all shareholders of record at the close of business on the Record Date who are eligible to vote. (SEE “How do I vote?” and “General Information” for a more detailed discussion of voting procedures).

Each share of each class of the Funds is entitled to one vote and fractional shares are counted as a fractional vote. The following table sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date:

FUND	SHARE CLASS	SHARES OUTSTANDING
Brokerage Cash Reserves	N/A	388,875,143.620

ING 130/30 Fundamental Research Fund	Class A	1,029,527.990
	Class B	699.000
	Class C	630.995
	Class I	284.750

ING Balanced Fund	Class A	9,076,128.193
	Class B	4,378,257.725
	Class C	3,903,047.530
	Class I	2,202,943.183
	Class O	2,800,561.505

ING Global Science and Technology Fund	Class A	6,703,834.635
	Class B	2,148,204.086
	Class C	595,019.662
	Class I	966,036.693
	Class O	7,019,121.987

ING Growth and Income Fund	Class A	4,339,999.876
	Class B	859,752.570
	Class C	207,841.800
	Class I	1,854,445.661

ING Growth Fund	Class A	1,806,628.899
	Class B	408,095.144
	Class C	123,076.457
	Class I	311,731.124

FUND	SHARE CLASS	SHARES OUTSTANDING
ING Index Plus LargeCap Fund	Class A	9,185,756.745
	Class B	1,411,508.246
	Class C	815,977.188
	Class I	3,298,272.675
	Class O	4,695,083.123
	Class R	1,455,636.362

ING Index Plus MidCap Fund	Class A	8,132,057.922
	Class B	1,592,739.076
	Class C	1,069,607.025
	Class I	2,142,231.166
	Class O	3,711,822.870
	Class R	1,729,479.734

ING Index Plus SmallCap Fund	Class A	3,368,495.946
	Class B	716,952.671
	Class C	449,702.695
	Class I	846,765.875
	Class O	2,273,402.782
	Class R	844,410.495

ING International Equity Fund	Class A	2,089,959.230
	Class B	387,414.378
	Class C	190,155.184
	Class I	532,179.099
	Class O	7,346,672.747

ING Money Market Fund	Class A	286,994,906.385
	Class B	4,352,972.322
	Class C	15,831,715.014
	Class I	59,256,786.174
	Class O	13,058,219.117

ING Small Company Fund	Class A	4,052,322.586
	Class B	394,385.606
	Class C	248,025.808
	Class I	1,482,432.628

To the best of the Company’s knowledge, as of August 22, 2007: (1) no person owned beneficially more than 5% of the outstanding shares of any class of any Fund’s securities, except as set out in Appendix A to this Proxy Statement; and (2) no Director or officer of any Fund owned of record or beneficially more than 1% of any class of the Fund’s securities.

WHY IS THE SPECIAL MEETING BEING HELD?

The Special Meeting is being held for the following purposes:

1. To elect a Board of Directors of the Company;

2. To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning in 2007;

3. To standardize the investment restrictions of each of the Funds;

4. To reclassify the investment objective of each Fund as non-fundamental; and

5. To approve a proposal to implement a “manager-of-managers” arrangement for each of the Funds that will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of Directors, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

Shareholders of each of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

The following table identifies the Funds entitled to vote on each Proposal contained herein:

	1 (Election of Nominees)	2 (Ratification of Accountants)	3 (Consider Standardization of Investment Restrictions)	4 (Reclassification of Investment Objectives)	5 (Consideration of “Manager of Managers” Arrangement)

ING 130/30 Fundamental Research Fund	X	X	X

ING Balanced Fund	X	X	X	X	X

ING Global Science and Technology Fund	X	X	X	X

ING Growth Fund	X	X	X	X	X

ING Growth and Income Fund	X	X	X	X

ING Index Plus LargeCap Fund	X	X	X	X	X

ING Index Plus MidCap Fund	X	X	X	X	X

ING Index Plus SmallCap Fund	X	X	X	X	X

ING International Equity Fund	X	X	X	X	X

ING Money Market Fund	X	X	X	X	X

ING Small Company Fund	X	X	X	X	X

Brokerage Cash Reserves	X	X	X	X	X

WHY DID YOU SEND ME THIS BOOKLET?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting for each Fund. You are receiving these proxy materials, a booklet that includes the Proxy Statement, and one Proxy Ballot for each Fund you own because you have the right to vote on these important Proposals concerning your investment in the Fund(s).

The word “you” is used in this Proxy Statement to refer to the person or entity that owns the shares and accordingly has voting rights in connection with the shares.  For a pension plan, the trustee for the plan generally has the right to vote the shares owned through the plan.

HOW DO I VOTE?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions outlined on your Proxy Ballot. These options require shareholders to input a control number, which is located on your Proxy Ballot. After entering this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions. Joint owners must each sign the Proxy Ballot. Shareholders of the Funds whose shares are held by nominees, such as brokers, may vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the proxy solicitor (discussed below) toll-free at (866) 436-6039.

A shareholder may revoke a proxy at any time prior to the vote on a proposal by filing with the Company a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

WHO WILL SOLICIT MY PROXY?

The Company has retained ComputerShare Fund Services, a professional proxy solicitation firm, (“Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $327,000. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are solicited and obtained telephonically will be recorded in accordance with certain procedures.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the person solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the Proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 436-6039.

In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for November 15, 2007 at 10:00AM local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180 to ensure that sufficient accommodations are prepared.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

Additional information about the Funds is available in their respective prospectuses, statement of additional information and annual shareholder reports.

You can obtain copies of the prospectuses, statement of additional information or annual shareholder report of the Funds’, upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the annual shareholder report.

Should you have any questions about the Funds’, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that the shareholders of each Fund vote “FOR” each of the Proposals described in this Proxy Statement.

PROPOSAL ONE

ELECTION OF THE DIRECTORS

WHAT IS PROPOSAL ONE?

The Board has nominated nine individuals (the “Nominees”) for election as directors of the Company. Shareholders are being asked to elect the Nominees as Directors, each to serve until their death, resignation or retirement or until his or her successor is duly elected and qualified.  Pertinent information about each Nominee is set forth below.

The Nominees include each of the current members of the Board, none of whom is an “interested person” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (such individuals are commonly referred to as “Independent Directors”).  Of the current Directors, Dr. DePrince, Ms. Fighetti, Mr. Koch and Dr. Norgaard have previously been elected by shareholders of the Company.  Messrs. Obermeyer and O’Dell have not previously been elected by the shareholders of the Company.

Mr. Russell Jones is not currently a Director of the Company.  With respect to the nomination of Mr. Jones, the Company’s Nominating Committee, which consists of all the Independent Directors, and which, among other things, considers recommendations on nomination for Directors, reviewed the qualifications, experience and background of Mr. Jones.  Based upon this review, the Nominating Committee recommended Mr. Jones to the Board as a candidate for nomination as an Independent Director.  At a meeting of the Board held on August 7, 2007, after discussion and further consideration of the matter, the Board voted to nominate Mr. Jones for election by shareholders.

Mr. Shaun Mathews and Mr. Fredric (Rick) A. Nelson III are each “Interested Persons” of the Company, as defined in the 1940 Act, because of their affiliation with the ING Investments and ING IM, respectively.  With respect to the nominations of Mr. Mathews and Mr. Nelson, the Board, reviewed the qualifications, experience and background of Messrs. Mathews and Nelson.  Further, in considering the nominations of Messrs. Mathews and Nelson the Board considered the desirable composition of the Board and determined that it is appropriate and of benefit to shareholders to have representatives of management of the Funds serve as members of the Board.  Based upon this review, at a meeting of the Board held on August 7, 2007, after discussion and further consideration of the matter, the Board voted to nominate Messrs. Mathews and Nelson for election by shareholders.

The Board has considered the various factors affecting the desirable composition of the Board and the appropriate timing of submitting the nomination of the Nominees to shareholder vote.  Among other things, the Board considered the anticipated retirement from the Board of Mr. O’Dell pursuant to the Board’s Retirement Policy (as described below), which is scheduled to occur on or about March 31, 2008, and regulatory requirements applicable to the election of mutual fund directors.  The Board determined that it would be in the interest of the Company and its shareholders to elect Mr. Jones as an Independent Director at this time, which will permit Mr. Jones to serve as a member of the Board together with Mr. O’Dell for a period of approximately six months prior to Mr. O’Dell’s retirement, which will facilitate an orderly succession of Independent Director duties and responsibilities.

Each Nominee has consented to serve as a Director and to being named in this Proxy Statement.  If elected, each Nominee will serve as a Director until the next meeting of shareholders, if any, called for the purpose of electing directors or until such individual’s death, resignation or retirement or until the election and qualification of a successor. If a Director sooner dies, resigns or retires the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. The Board has adopted a mandatory retirement policy for Independent Directors (the “Retirement Policy”). Under the Retirement Policy, each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date a successor Director is elected or appointed to the Board.  With respect to Dr. DePrince, Ms. Fighetti, Mr. Koch and Dr. Norgaard, each of whom was an Independent Director and under the age of 72 when the Retirement Policy was adopted, upon the vote of a majority of the other Independent Directors, each such Independent Director may be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

INFORMATION REGARDING NOMINEES

Below are the names, ages, business experience during the past five years and other directorships of the Nominees. An asterisk (*) has been placed next to the name of each Nominee who would constitute an “interested person,” as defined in the 1940 Act, by virtue of that person’s affiliation with any of the Funds, ING or any of their affiliates. The business address of each Nominee is 7337 East Doubletree Ranch Rd., Scottsdale AZ 85258.

Independent Directors / Nominees

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Serviced	Principal Occupation During the Past 5 Years	Number of Series Portfolios in the ING Board Complex Overseen by the Director or Nominee	Other Directorships Held by the Director or Nominee
Albert E. DePrince, Jr. (Age 66)	Director	Since 1998	Professor of Economics and Finance, Middle Tennessee State University, 1991 to present. Director, Business and Economic Research Center, Middle Tennessee State University, 1994 – 2007.	33

Director/Trustee, ING Variable Portfolios, Inc.: ING Strategic Allocation Portfolios, Inc., ING Variable Funds, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio and ING GET Fund.

Maria T. Fighetti (Age 63)	Director	Since 1994	Retired. Attorney; Associate Commissioner/Attorney, New York City Department of Mental Health, 1973-2002.	33

Director/Trustee, ING Variable Portfolios, Inc.: ING Strategic Allocation Portfolios, Inc., ING Variable Funds, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio and ING GET Fund.

Sidney Koch (Age 72)	Director	Since 1994	Self-Employed Consultant (2000-present). Executive Vice President, Daiwa Securities America, Inc. (1986-1993).	33

Director/Trustee, ING Variable Portfolio, Inc.: ING Strategic Allocation Portfolios, Inc., ING Variable Funds, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio and ING GET Fund.

Corine T. Norgaard (Age 70)	Director	Since 1991	Self-Employed Consultant. President, Thompson Enterprises, September 2004- September 2005. Dean of the Barney School of Business, University of Hartford, 1996 – 2004.	33

Director, Advest Bank & Trust, April 1997 to present; Director, MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies), April 1998 to present; Director/Trustee, ING Variable Portfolios, Inc.: ING Strategic Allocation Portfolios, Inc., ING Variable Funds, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio and ING GET Fund.

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Serviced	Principal Occupation During the Past 5 Years	Number of Series Portfolios in the ING Board Complex Overseen by the Director or Nominee	Other Directorships Held by the Director or Nominee
Joseph E. Obermeyer (Age 49)	Director	Since 2002	President, Obermeyer & Associates, Inc. (consulting firm), 1999 – Present.	33

Director/Trustee, ING Variable Portfolios, Inc.: ING Strategic Allocation Portfolios, Inc., ING Variable Funds, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio and ING GET Fund.

Edward T. O’Dell (Age 71)	Director	Since 2002	Retired. Prior to 2001, Partner with Goodwin Procter LLP (law firm.)	33

Director/Trustee, ING Variable Portfolios, Inc.: ING Strategic Allocation Portfolios, Inc., ING Variable Funds, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio and ING GET Fund.

Russell Jones (Age 63)	Nominee for Director	N/A	Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation, 1973-Present.	None (nominee to serve as director of 30 series/portfolios)	None

Nominees Who are Interested Persons of the Company

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Serviced	Principal Occupation During the Past 5 Years	Number of Portfolios in the ING Fund Complex Overseen by the Director or Nominee	Other Directorships Held by the Director or Nominee
Shaun Mathews* (Age 52)	President, Nominee for Director	N/A

President and Chief Executive Officer, ING Investments, LLC (December 2006 – Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present).  Formerly, CMO, ING USFS (April 2002 – October 2004), and Head of Rollover/Payout (October 2001 – December 2003).

None (nominee to serve as director of 30 series/portfolios)

Mark Twain House & Museum (September 2002 – Present); Connecticut Forum (May 2002 – Present); Capital Community College Foundation (February 2002 – Present); ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present).

Fredric (Rick) A. Nelson III * (Age 50)	Nominee for Director	N/A

Vice Chairman and Chief Investment Officer, ING Investment Management Americas, Formerly, head of the U.S. Equity Group as well as a member of the Global and U.S. Executive Committees at JPMorgan Fleming Investment Management, Inc. until 2003.

				None (nominee to serve as director of 30 series/portfolios)	None

OWNERSHIP OF FUND SHARES

The Board has adopted a policy requiring each Independent Director to make an initial investment of at least $100,000, either directly or indirectly, in one or more funds within the fund complex on whose boards they serve (the “ING Board Complex”).  The ING Board Complex is comprised of each registrant and each series or portfolio thereof listed on Appendix C.  Further, the policy requires that any Independent Director who did not already satisfy the requirement on April 5, 2007 (the date on which the policy was adopted), and each Independent Director that joins the Board thereafter, shall be permitted to satisfy the requirement over the course of a maximum of four years, provided that the Independent Director invests at least $25,000 per year in the Funds during each such year (or such lesser amount as is necessary to satisfy the $100,000 investment requirement).  Investments made indirectly through participation in the Board’s deferred compensation plan would be counted towards the $100,000 investment requirement and an Independent Director would not be required to invest additional amounts in excess of $100,000 in the event of a decline in the value of the original investment.

The table below sets forth the dollar value of all shares of each Fund and of all funds within the ING Board Complex held directly or indirectly by each Independent Director as of a recent date. To the best of the Company’s knowledge, as of August 22, 2007, no Independent Director owned 1% or more of the outstanding shares of any class of a Fund, and the Independent Directors of the Funds owned, as a group, less than 1% of the shares of each class of each Fund.

Independent Director	Name of Fund	Dollar Range of Shares in the Funds	Aggregate Dollar Range of Shares of all Funds in the ING Board Complex
Albert E. DePrince, Jr.	ING Money Market Fund ING Index Plus LargeCap Fund ING Index Plus MidCap Fund ING Index Plus SmallCap Fund ING Small Company Fund All other Funds	$10,000 - $50,000 Over $100,000(1) Over $100,000(1) Over $100,000(1) $10,000 - $50,000(1) None	Over $100,000

Maria T. Fighetti	ING Index Plus LargeCap Fund ING Index Plus MidCap Fund All other Funds	Over $100,000(1) $10,000 - $50,000(1) None	Over $100,000

Sidney Koch	ING Money Market Fund ING Index Plus LargeCap Fund All other Funds	Over $100,000 $0 - $10,000 None	Over $100,000

Corine T. Norgaard	All Funds	None	Over $100,000

Joseph E. Obermeyer	ING Money Market Fund ING Index Plus MidCap Fund ING Balanced Fund All other Funds	$10,000 - $50,000(1) $50,000 - $100,000(1) $50,000 - $100,000(1) None	Over $100,000

Edward T. O’Dell	ING Index Plus LargeCap Fund ING Index Plus MidCap Fund ING Index Plus SmallCap Fund All other Funds	Over $100,000(1) $50,000 - $100,000(1) $50,000 - $100,000(1) None	Over $100,000

(1) Includes the value of shares in which a Director has an indirect interest through a deferred compensation plan.

COMMITTEES

AUDIT COMMITTEE. The Board has an Audit Committee whose function is to assist the Board in fulfilling its responsibilities to shareholders of the Funds relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto.  The Audit Committee operates in accordance with a charter adopted by the Board, a copy of which is attached hereto as Appendix D.  The Audit Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, Sidney Koch, Corine T. Norgaard, Joseph E. Obermeyer and Edward O’Dell. Mr. Obermeyer, and Dr. Norgaard serve as Chairperson and Vice Chairperson, respectively, of the Audit Committee.  Furthermore, the Board has determined that Mr. Obermeyer and Dr. Norgaard are audit committee financial experts as that term is defined by the SEC.  During the year ended December 31, 2006, the Audit Committee met four times.

CONTRACTS COMMITTEE. The Board has a Contracts Committee whose function is to review the Funds’ contractual arrangements, including investment advisory, subadvisory, distribution and administrative contracts, at least annually in connection with considering the continuation of those contracts and to address any actual disputes or questions that may arise in connection with such contracts.  The Contracts Committee is also responsible for handling other matters in which the Adviser or any affiliated entity has an actual or potential conflict of interest with the interests of any of the Funds.  The Contracts Committee may meet any time there is a proposal to materially amend any of those contracts, any time there is a dispute in connection with any of those contracts and at any time that an actual or potential conflict of interest is identified.  The Contracts Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, Sidney Koch, Corine T. Norgaard, Joseph E. Obermeyer and Edward O’Dell. Mr. Koch and Dr. DePrince serve as Chairperson and Vice Chairperson, respectively, of the Contracts Committee. The Contracts Committee met seven times during the year ended December 31, 2006.

NOMINATING COMMITTEE. The Board has a Nominating Committee whose function is to consider, evaluate and make recommendations to the Board of candidates to serve as Independent Directors on the Board.  The Nominating Committee operates in accordance with a charter adopted by the Board, a copy of which is attached hereto as Appendix E.  The Nominating Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, Sidney Koch, Corine T. Norgaard, Joseph E. Obermeyer and Edward O’Dell. Dr. DePrince serves as Chairperson of the Nominating Committee. During the year ended December 31, 2006, the Nominating Committee met twice.

The Independent Directors are solely responsible for appointing or nominating Independent Directors for election by shareholders.  All individuals considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Company, the Adviser or any affiliated persons, potential conflicts of interest, and other factual information necessary for the Funds’ compliance with securities law.  The Nominating Committee shall, when identifying candidates for the position of Independent Director, consider any such candidate recommended by a shareholder of a Fund, provided that such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Information received from a shareholder setting forth a recommendation will be retained for use by the Nominating Committee for not more than 12 months.  Shareholders should address any such recommendation to the attention of the Nominating Committee, c/o the Secretary of the Fund.  Promptly upon receipt of a recommendation from a shareholder, on behalf of the Nominating Committee, the Secretary shall send a written acknowledgement of receipt of the recommendation, which acknowledgement shall indicate that the information will be retained by the Nominating Committee for not more than 12 months.

COMPLIANCE COMMITTEE.  The Board has established a Compliance Committee whose function is to (1) provide oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Funds and (2) serve as a qualified legal compliance committee under applicable law, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws.  The Compliance Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, Sidney Koch, Corine T. Norgaard, Joseph E. Obermeyer and Edward O’Dell.  Dr. Norgaard is the Chairperson and Mr. O’Dell is the Vice Chairperson.  The Compliance Committee held four (4) meetings during the year ended December 31, 2006.

BOARD.  During the year ended December 31, 2006, the Board held five meetings.  Each Director attended all Board meetings and all meetings held by each committee.

WHO ARE THE FUND’S REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS?

The accounting firm of KPMG currently serves as the registered independent public accountant (the “Independent Auditor”) for the Funds.  The Board has selected KPMG as the Independent Auditor to examine and report on the financial statements of the Funds for the fiscal year beginning in 2007 reflected on the schedule of Funds provided on Appendix G.

The following tables shows fees paid to KPMG for professional audit services during each of the Funds’ most recent fiscal years, as well as fees billed for other services rendered by KPMG to the Funds.

ING 130/30 Fundamental Research Fund

	2007	2006
Audit Fees (1)	$19900	0
Audit-Related Fees (2)	$11807	0
Tax Fees (3)	$5190	0
All Other Fees (4)	$0	0

ING Balanced Fund

	2007	2006
Audit Fees (1)	$19900	41680
Audit-Related Fees (2)	$5355	3760
Tax Fees (3)	$10950	12865
All Other Fees (4)	$0	0

ING Global Science and Technology Fund

	2007	2006
Audit Fees (1)	$19500	16900
Audit-Related Fees (2)	$0	0
Tax Fees (3)	$580	4140
All Other Fees (4)	$0	0

ING Growth Fund

	2007	2006
Audit Fees (1)	$19900	27256
Audit-Related Fees (2)	$7294	2246
Tax Fees (3)	$5190	4970
All Other Fees (4)	$0	0

ING Growth and Income Fund

	2007	2006
Audit Fees (1)	$19900	25425
Audit-Related Fees (2)	$49914	1679
Tax Fees (3)	$5190	4970
All Other Fees (4)	$0	0

ING Index Plus LargeCap Fund

	2007	2006
Audit Fees (1)	$18333	71942
Audit-Related Fees (2)	$62020	4551
Tax Fees (3)	$8360	4970
All Other Fees (4)	$0	0

ING Index Plus MidCap Fund

	2007	2006
Audit Fees (1)	$18333	47622
Audit-Related Fees (2)	$47943	3382
Tax Fees (3)	$5190	4970
All Other Fees (4)	$0	0

ING Index Plus SmallCap Fund

	2007	2006
Audit Fees (1)	$18333	21202
Audit-Related Fees (2)	$46213	1666
Tax Fees (3)	$5190	4970
All Other Fees (4)	$0	0

ING International Equity Fund

	2007	2006
Audit Fees (1)	$19500	16900
Audit-Related Fees (2)	$0	0
Tax Fees (3)	$580	4140
All Other Fees (4)	$0	0

ING Money Market Fund

	2006	2005
Audit Fees (1)	$16750	14750
Audit-Related Fees (2)	$16725	3475
Tax Fees (3)	$2010	2925
All Other Fees (4)	$0	0

ING Small Company Fund

	2007	2006
Audit Fees (1)	$19900	31328
Audit-Related Fees (2)	$16037	2229
Tax Fees (3)	$5190	6970
All Other Fees (4)	$0	0

Brokerage Cash Reserves

	2006	2005
Audit Fees (1)	$17750	13750
Audit-Related Fees (2)	$15725	3475
Tax Fees (3)	$2010	2925
All Other Fees (4)	$0	0

(1)          Audit fees consist of fees billed for professional services rendered for the audit of the Funds’ year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)          Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)          Tax fees consist of fees billed for professional services for tax compliance.  These services include assistance regarding federal, state, and local tax compliance.

(4)          All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The aggregate non-audit fees billed by KPMG for services rendered to the Funds, the investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds was $73,220 and $350,399 for Funds with fiscal years ended March 31, 2007 and March 31, 2006, respectively; $116,020 and $356,472 for Funds with fiscal years ended May 31, 2007 and May 31, 2006, respectively; and $1,160 and $143,881 for Funds with fiscal year ended October 31, 2006 and October 31, 2005, respectively.

All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee.  Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Funds by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Funds provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Funds (collectively, “Covered Services”).  The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting.  The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.  Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board will periodically consider whether KPMG’s receipt of non-audit fees from the Funds, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Funds is compatible with maintaining the independence of KPMG.

KPMG has advised the Funds that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Funds.  Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

EXECUTIVE OFFICERS OF THE COMPANY

The Company’s officers are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The executive officers of the Company, together with such person’s position with the Company and principal occupation for the last five years, are listed in Appendix B.

REMUNERATION OF DIRECTORS AND OFFICERS

For service on the Board and the boards of other investment companies in the ING Board Complex, each Independent Director is entitled to receive (i) an annual retainer of $60,000, payable in equal quarterly installments; (ii) $7,500 per meeting for each Board meeting in which the Independent Director participates in person; (iii) $7,500 per meeting for each Contracts Committee meeting in which the Independent Director participates in person; (iv) $3,500 per meeting for each committee meeting, other than for a Contracts Committee meeting, held in conjunction with a Board meeting in which the Independent Director participates in person, and $5,000 per meeting for each committee meeting, other than for Contracts Committee meeting, not held in conjunction with a Board meeting, in which the Independent Director participates in person; (v) $2,500 per meeting for each meeting of the Board or a committee in which the Independent Director participates by telephone (including via video conference); (vi) $35,000 per annum for serving as Chairperson of the Contracts Committee, payable in equal quarterly installments; (vii) $15,000 per annum for serving as Chairperson of the Audit Committee, payable in equal quarterly installments; (viii) $15,000 per annum for serving as Chairperson of the Compliance Committee, payable in equal quarterly installments; (ix) $5,000 per annum for serving as Chairperson of the Nominating Committee (in periods in which the Committee has operated), payable in equal quarterly installments; (x) $20,000, $7,500 and $7,500 per annum for serving as Committee Vice Chairperson of the Contracts, Compliance and Audit Committees, respectively, payable in equal quarterly installments.  In addition, each Independent Director is entitled to reimbursement for out-of-pocket expenses incurred in attending Board and Committee meetings.  All such fees and expense reimbursements are allocated among all funds within the ING Board Complex pro rata based upon the average net assets of all the funds within the ING Board Complex as of the date the payment is due. None of the Independent Directors is entitled to receive pension or retirement benefits.

The following table sets forth the compensation paid to each of the Independent Directors for each Funds most recent fiscal year. Directors and officers of the Company who are also directors, officers or employees of ING and its affiliates are not entitled to receive any compensation from the Company.  In the field entitled “Total Compensation from the Company and Fund Complex Paid to Directors,” the number in parentheses indicates the total number of investment company boards of directors/trustees in the ING Complex on which the Independent Director served during the year.

	Aggregate Compensation By Fund for Most Recent Fiscal Year
Fund	Fiscal Year End	Albert E. DePrince, Jr.	Maria T. Fighetti	Sidney Koch	Corine T. Norgaard	Joseph E. Obermeyer	Edward T. O’Dell
Brokerage Cash Reserves	31-Mar	$3,086.00	$2,788.00	$3,310.00	$3,124.00	$3,012.00	$2,900.00
ING130/30 Fundamental Research Fund	31-May	$113.70	$102.19	$122.34	$115.14	$110.83	$106.51
ING Balanced Fund	31-May	$2,874.47	$2,583.39	$3,092.79	$2,910.86	$2,801.70	$2,692.54
ING Global Science and Technology Fund	31-Oct	$931.00	$848.00	$850.00	$949.00	$908.00	$882.00
ING Growth Fund	31-May	$717.21	$644.58	$771.68	$726.29	$699.05	$671.81
ING Growth and Income Fund	31-May	$1,040.54	$935.17	$1,119.57	$1,053.71	$1,014.20	$974.69
ING Index Plus LargeCap Fund	31-May	$5,191.15	$4,665.46	$5,585.41	$5,256.86	$5,059.73	$4,862.59
ING Index Plus MidCap Fund	31-May	$3,839.40	$3,450.60	$4,131.00	$3,888.00	$3,742.20	$3,596.40
ING Index Plus SmallCap Fund	31-May	$1,829.13	$1,643.90	$1,968.05	$1,852.29	$1,782.83	$1,713.36
ING International Equity Fund	31-Oct	$1,113.00	$1,029.00	$1,040.00	$1,152.00	$1,105.00	$1,072.00
ING Money Market Fund	31-Mar	$2,429.00	$2,194.00	$2,602.00	$2,456.00	$2,369.00	$2,282.00
ING Small Company Fund	31-May	$1,282.34	$1,152.48	$1,379.73	$1,298.57	$1,249.88	$1,201.18
Total Compensation from the Company and the ING Board Complex Paid to Directors		$197,500.00	$177,500.00	$212,500.00	$200,000.00	$192,500.00	$185,000.00

WHAT IS THE REQUIRED VOTE?

Shareholders of the Funds, together with shareholders of all other portfolio series of the Company (the “Other Funds”), will vote collectively as a single class on the election of each Nominee.  The election of each Nominee must be approved by the affirmative vote of a plurality of the shares of the Company voting at the Special Meeting at which a quorum is present.  Shareholders who vote FOR Proposal One will vote FOR each Nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY BALLOT.

Shareholders of the Other Funds will separately receive a proxy statement regarding this Proposal One and will vote with the Funds on this Proposal One at the Special Meeting.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL ONE?

If shareholders of the Company do not approve the Nominees, the Funds will continue to be managed under the current Directors and the Board will determine what action, if any, should be taken.

WHAT DOES THE BOARD RECOMMEND?

The Board has determined that election of the nine Nominees as Directors is in the interests of the Funds and their Shareholders.  Accordingly, after consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Directors, unanimously approved the nomination of each of the nine Nominees.  The Board is recommending that the Shareholders vote “FOR” each of the Nominees.

THE BOARD RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES UNDER PROPOSAL ONE.

PROPOSAL TWO
RATIFICATION OF SELECTION OF REGISTERED
INDEPENDENT PUBLIC ACCOUNTING FIRM

WHAT IS PROPOSAL TWO?

The Funds are being asked to ratify the selection of the accounting firm of KPMG LLP (“KPMG”) to act as the registered independent public accounting firm (the “Independent Auditor”) for the Company for the fiscal year reflected in the table provided on Appendix G.

The Board, including a majority of Independent Directors, selected KPMG to act as the Independent Auditors for the fiscal year beginning in 2007.

KPMG or its predecessor has served as Independent Auditor for the Funds with respect to its financial statements since the Company’s inception.

KPMG has advised the Funds that it is a registered independent public accounting firm and has no direct financial or material indirect financial interest in the Funds or the Other Funds. Representatives of KPMG are not expected to be at the Special Meeting, but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

WHAT FEES ARE PAID TO THE INDEPENDENT AUDITORS?

Information concerning fees paid to the Independent Auditor for professional and audit services is provided in Proposal One under the heading “WHO ARE THE FUND’S INDEPENDENT PUBLIC ACCOUNTANTS?”

WHAT IS THE REQUIRED VOTE?

Shareholders of the Company will vote as a single class on the ratification of KPMG as the Independent Auditor.  The affirmative vote of a majority of the shares of the Company voted at the Special Meeting at which a quorum is present is required to approve this Proposal Two.

Shareholders of the Other Funds will separately receive a proxy statement regarding this Proposal Two and will vote with the Funds on this Proposal Two at the Special Meeting.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL TWO?

If shareholders of the Company do not ratify the selection of KPMG LLP as the Independent Auditor for the Funds for the fiscal year beginning in 2007, the proposal will not be implemented and the Board will determine what action, if any, should be taken.

WHAT IS THE RECOMMENDATION OF THE BOARD?

The Board has determined that ratifying the selection of KPMG LLP as the Independent Auditor is in the interests of the Funds and their shareholders.  Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors, unanimously approved selection of KPMG LLP as the Independent Auditors of the Company and voted to recommend ratification to shareholders of the Company.  The Board is recommending that shareholders of the Company vote “FOR” this Proposal Two.

THE BOARD RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL TWO.

PROPOSAL THREE
MODIFICATION AND STANDARDIZATION OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS

WHAT IS PROPOSAL THREE?

All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. Fundamental investment restrictions or policies cannot be changed, as a matter of law, without shareholder approval.

Over the years, each of the Funds has adopted fundamental policies and restrictions to reflect then-current regulatory, business or industry conditions. Developments in the rules governing mutual funds have left many of the Funds’ existing investment restrictions outdated. As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Adviser in managing each Fund’s assets. In addition, the language of the policies and restrictions adopted by the Funds varies among the Funds, the other funds within the ING Board Complex and other investment companies advised by the Adviser (collectively, the “ING Complex”). The lack of uniform standards across the Funds leads to operating inefficiencies and increases the costs of compliance monitoring.

The Board, together with the Adviser, recently reviewed each Fund’s fundamental investment restrictions and determined that it would be in the interests of each Fund to simplify, modernize and make consistent with those of the other funds and other investment companies in the ING Complex each Fund’s policies that are required to be fundamental under the 1940 Act. Proposal Three seeks shareholder approval of changes that are intended to accomplish the foregoing objective.

The proposed changes to each Fund’s investment restrictions are designed to produce a clearer, more concise and streamlined set of restrictions, which will facilitate the compliance efforts of each of the Funds and promote operational efficiencies. If approved, it is anticipated that the proposed changes would expand the range of investment opportunities and techniques available to manage each Fund’s portfolio.

The Funds’ current investment restrictions are listed in Appendix F to this Proxy Statement, and in the “Investment Restrictions” section of each Fund’s statement of additional information. Restrictions and policies that the Funds have not designated as being fundamental are considered to be non-fundamental and may be changed without shareholder approval. The proposed changes to the fundamental restrictions are discussed in detail below. Proposal Three consists of several sub-Proposals, each concerning a proposed modification to a specific investment restriction. Assuming the proposed changes are approved, the Funds’ registration statement, which includes the prospectus and statement of additional information, will be revised to reflect the changes to the restrictions.

HOW WILL THE PROPOSAL AFFECT THE INVESTMENT PROGRAM OF THE FUNDS?

Although the sub-Proposals of this Proposal Three give the Funds greater flexibility to respond to future investment opportunities, the Board does not believe that any of these changes will materially impact the way any of the Funds are managed in the immediate future. The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged.  The revised restrictions may give the Funds an increased ability to engage in certain activities. However, the proposed modifications are not expected to materially affect the manner in which the Funds are managed, the level of investment risk of the Funds, or the investment performance of the Funds.

WHICH FUNDS ARE EFFECTED BY PROPOSAL THREE?

The chart below will assist you in determining which investment policy or restriction changes are proposed for each Fund and which parts of Proposal Three apply to your Fund(s).

	A	B	C	D	E	F	G	H
Fund	Industry Concentration	Diversification	Borrowing	Lending	Underwriting	Real Estate	Senior Securities	Commodities
ING Money Market Fund	X	X	X	X	X	X	X	X
ING Brokerage Cash Reserves	X	X	X	X	X	X	X	X
ING 130/30 Fundamental Research Fund				X	X
ING Balanced Fund	X	X	X	X	X	X	X	X
ING Global Science and Technology Fund	X	X	X	X	X	X	X	X
ING Growth Fund	X	X	X	X	X	X	X	X
ING Growth and Income Fund	X	X	X	X	X	X	X	X
ING Index Plus LargeCap Fund	X	X	X	X	X	X	X	X
ING Index Plus MidCap Fund	X	X	X	X	X	X	X	X
ING Index Plus SmallCap Fund	X	X	X	X	X	X	X	X
ING International Equity Fund	X	X	X	X	X	X	X	X
ING Small Company Fund	X	X	X	X	X	X	X	X

Proposal Three-A: Modify the Fundamental Investment Restriction on Concentration.

Funds Affected:  All Funds except ING 130/30 Fundamental Research Fund

If shareholders approve this proposal, the current fundamental investment restriction with respect to concentration for each Fund, set forth in Appendix F to this Proxy Statement, would be modified to read as follows:

[The Fund may not] purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may concentrate investments in a particular industry or group of industries. Each of the Funds are currently subject to fundamental investment restrictions on concentration. However, these restrictions vary among the funds within the ING Complex with respect to the categories of investments that are excepted from coverage of the restriction.

The proposed modification to the Funds’ restriction on concentration would (i) implement a uniform concentration policy for all funds within the ING Complex, (ii) expressly reference the categories of investments that are excepted from coverage of the restriction, and (iii) expressly except investments in other investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds, from the coverage of the restriction.

Proposal Three-B: Modify the Fundamental Investment Restriction on Diversification.

Funds Affected:  All Funds except ING 130/30 Fundamental Research Fund

If shareholders approve this proposal, the current fundamental investment restriction with respect to diversification for each Fund, set forth in Appendix F to this Proxy Statement, would be modified to read as follows:

“[The Fund may not] purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered management investment companies.”

Discussion of Proposed Modifications. The 1940 Act requires each mutual fund to adopt a fundamental investment policy regarding diversification. Each of the Funds is classified as “diversified” and currently has a policy that, with respect to 75% of its total assets, it may not (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer. Up to 25% of a Fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

Although the current fundamental restriction of each of the Funds regarding diversification is similar to the proposed standardized restriction there is one difference. Specifically, the current restriction does not exclude securities of other investment companies, as permitted by the 1940 Act.  The proposed revised policy would standardize the policy among the funds within the ING Complex, and specifically exclude securities issued by other investment companies from the coverage of the restriction.  When a Fund invests in another investment company, the Fund will pay a proportionate share of the expenses of the underlying investment company and will be subject to the risk that the value of the shares of the underlying investment company may decline.

Proposal Three-C: Modify the Fundamental Investment Restriction on Borrowing.

Funds Affected:  All Funds except ING 130/30 Fundamental Research Fund

If shareholders approve this proposal, the current fundamental investment restriction that limits the extent to which the Funds may borrow, set forth in Appendix F to this Proxy Statement, would be modified to read as follows:

“[The Fund may not] borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a mutual fund may borrow from banks provided that the net assets of the fund plus the amount of borrowing is no less than 300% of the amount of borrowings. The fund is required to be able to restore asset coverage within three days, if it should decline to less than 300% asset coverage. In addition to borrowing from banks, a mutual fund may borrow up to 5% of its total assets for temporary purposes from any person. Generally, a loan is considered temporary if it is repaid within sixty days.

The proposed modification to the Funds’ restriction on borrowing would simplify and standardize these restrictions. If approved, each Fund will be permitted to borrow to the maximum extent allowed under the 1940 Act. There is no current intention, however, that any of the Funds would increase its borrowing capacity. When a Fund borrows and uses the proceeds to make additional investments, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest.  Notwithstanding the foregoing, there is no current intention for any of the funds to borrow for the purpose of leverage.  Should it be determined that any Fund should engage in such borrowing, the shareholders would be provided notice.

Proposal Three-D: Modify the Fundamental Investment Restriction on Lending.

Funds Affected:  All Funds.

If shareholders approve this proposal, the current fundamental investment restrictions on lending for each Fund, set forth in Appendix F to this Proxy Statement, would be modified to read as follows:

“[The Fund may not] make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend.  Currently, Securities and Exchange Commission (“SEC”) staff positions permit (i) lending of securities by a mutual fund of no more than one-third of its total asset value, including any collateral received from the loan, provided that loans are 100% collateralized by cash, cash equivalents or other high quality liquid securities, (ii) purchasing debt instruments or similar evidences of indebtedness, and (iii) entering into repurchase agreements or similar instrument that may be deemed to constitute a loan of money.

The proposed change is intended to clarify each Fund’s ability to engage in securities lending to the extent permitted by the 1940 Act and the then-current SEC positions. Securities lending may be utilized in seeking to generate additional income for a Fund. In lending securities, the Fund will be subject to the risks associated with extensions of credit, including delays in receiving collateral to secure a loan, or a delay in recovery of loaned securities if the borrower defaults.

Proposal Three-E: To Modify the Fundamental Investment Restriction on Underwriting.

Funds Affected:  All Funds

If shareholders approve this proposal, the current fundamental investment restrictions on underwriting for each Fund, set forth in Appendix F to this Proxy Statement, would be modified to read as follows:

“[The Fund may not] underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security. or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental policy regarding the extent to which the fund may engage in the business of underwriting securities issued by other persons. Under the Federal securities laws, the term “underwriting” is construed broadly, such that a fund might technically be deemed an underwriter when the fund disposes of portfolio securities in circumstances in which such securities were not registered under the Federal securities laws when initially purchased by the fund, or when the fund invests a substantial portion of its assets in the securities of one or more other investment companies and might be deemed to be an underwriter of the securities of the other investment companies. Although none of the funds purchases securities with a view towards distribution of such securities, each Fund may from time to time purchase and resell “restricted” securities or invest in shares of other investment companies.

Under the proposed restriction, a Fund would not be prohibited from selling any security in its portfolio, purchase securities directly from an issuer, or invest in securities issued by other investment companies, merely because the Fund might technically be deemed to be an underwriter under the federal securities laws. The proposed modifications would not alter or have any immediate impact on any Fund’s investment strategy.

Proposal Three-F: Modify the Fundamental Investment Restriction on Real Estate.

Funds Affected:  All Funds except ING 130/30 Fundamental Research Fund

If shareholders approve this proposal, the current fundamental investment restrictions on real estate for each Fund, set forth in Appendix F to this Proxy Statement, would be modified to read as follows:

“[The Fund may not] purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The Funds’ current restrictions generally prohibit the purchase or holding of real estate, except that a Fund may invest in securities secured by real estate to the extent appropriate under its investment program, and a Fund may acquire real estate as a result of ownership of securities or other interests (for example, if the Fund holds a security that is collateralized by an interest in real estate and the security defaults).

The proposed modifications would clarify each Fund’s ability to acquire or lease office space for its own use, invest in securities of issuers that invest in real estate, invest in mortgage-related securities and other securities that are secured by real estate, or hold and sell real estate acquired by the Fund as a result of the ownership of securities. laws. The proposed modifications would not alter or have any immediate impact on any Fund’s investment strategy.

Proposal Three-G: Modify the Fundamental Investment Restriction on Senior Securities.

Funds Affected:  All Funds except ING 130/30 Fundamental Research Fund

If shareholders approve this proposal, the current fundamental investment restrictions on issuing senior securities for each Fund, set forth in Appendix F to this Proxy Statement, would be modified to read as follows:

“[The Fund may not] issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may issue “senior securities.” The term “senior securities” generally refers to evidence of indebtedness of fund obligations that have a priority over a fund’s shares. The 1940 Act generally prohibits a mutual fund from issuing senior securities (and restricts a mutual fund’s ability to borrow money as discussed in Proposal Three-C).  This provision of the 1940 Act limits the extent to which a mutual fund may leverage its portfolio. The SEC Staff has articulated certain guidelines under which it will not treat certain leveraged transactions as senior securities. These transactions include: reverse repurchase agreements, purchasing “when issued” securities, selling securities short, buying and selling financial futures contracts and selling put and call options. The SEC will not treat any of these as senior securities provided the transaction is “covered” to limit the potential leverage. A fund generally can cover its risk either by being “long” with respect to the instrument underlying the transaction or by segregating or otherwise earmarking liquid securities equal in value to the fund’s potential exposure.

The Funds’ current restrictions on issuing senior securities allow various, but not all, of the leveraged transactions that the SEC staff has permitted over the years. The proposed modifications would permit the Funds to engage in leveraged transactions without violating the prohibition on issuing senior securities, to the extent permitted by the 1940 Act. Together with the revised restriction on borrowing, the restriction proposed here would make clear that the Funds can take full advantage of the latitude allowed by the 1940 Act in this area.

Proposal Three-H:  Modify the Fundamental Investment Restriction on Commodities.

Funds Affected:  All Funds except ING 130/30 Fundamental Research Fund

If shareholders approve this proposal, the current fundamental investment restrictions on investing in commodities for each Fund, set forth in Appendix F to this Proxy Statement, would be modified to read as follows:

“[The Fund may not] purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction governing investments in commodities. All of the Funds are currently subject to fundamental investments restrictions prohibiting them from investing in commodities, although the language of these restrictions varies among the funds in the ING Complex.

The proposed modification would make the Funds’ policies consistent with each other and assist the Funds and the Adviser in maintaining compliance with the various investment restrictions governing the funds in the ING Complex. The proposed policy would permit each of the Funds to buy and sell options, futures, securities or other instruments backed by, or the investment return of which is linked to changes in the price of, physical commodities or currencies.

Most of the funds in the ING Complex already have this flexibility under their existing policies. Therefore, amending the existing policy as proposed is not expected to increase the risk of an investment in any Fund or affect the management of any Fund. Instead, the proposed fundamental policy is intended to provide each of the Funds with the maximum flexibility consistent with the current legal requirements. The proposed policy would also provide each Fund with the flexibility to deal with a physical commodity if necessary as a result of the Fund’s ownership of another security. In addition, the amended policy would clarify each Fund’s ability to purchase and sell options and futures contracts and to purchase instruments that are backed by physical commodities.

WHAT IS THE REQUIRED VOTE?

Shareholders of each Fund will vote separately on each of the proposed changes to the investment restrictions of the Fund, with the shareholders of all classes of a Fund voting together as a single class.  Approval of each investment restriction requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: the holders of: (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more that 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL THREE?

If shareholders of a Fund do not approve a particular investment restriction change for that Fund, the proposal will not be implemented and the proposed investment restriction will not replace the existing one for that Fund.

WHAT IS THE RECOMMENDATION OF THE BOARD?

The Board has determined that approving the proposed standardization of investment restrictions is in the best interests of each Fund and its shareholders.  Accordingly, the Board, including all of the Independent Directors, unanimously approved the proposed investment restrictions and voted to recommend approval to shareholders of each Fund.  The Board is recommending that shareholders of each Fund vote “FOR” Proposal Three.

THE BOARD RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL THREE.

PROPOSAL FOUR

RECLASSIFICATION OF THE INVESTMENT OBJECTIVE OF THE FUNDS AS NON-FUNDAMENTAL

WHAT IS PROPOSAL FOUR?

If shareholders approve this proposal, each Fund’s investment objective will become non-fundamental, meaning that it may be changed without shareholder approval if the Board determines that the change is in the interests of shareholders. There are no current plans to change the investment objective of any Fund.

Each Fund’s investment objective is currently classified as a “fundamental” policy and therefore can be changed only by a shareholder vote. Shareholders are being asked to approve the reclassification of each Fund’s fundamental investment objective as non-fundamental. The proposed reclassification would give the Board the flexibility to revise the Fund’s investment objective to respond to changed market conditions or other circumstances in a timely manner and without the delay and expense of obtaining a shareholder vote.  In addition, the Board would have additional flexibility to respond more quickly to new developments and changing trends in the marketplace when it determines that a response is both appropriate and prudent. By minimizing the number of policies that can be changed only by shareholder vote, a Fund would be able to avoid the costs and delays associated with holding a shareholder meeting when making changes to investment policies that, at a future time, the Board considers to be in the best interests of the Fund.

If shareholders approve this proposal and the Fund’s Board thereafter decides to change a Fund’s investment objective, shareholders of that Fund will be given prior notice of not less than 60 days of any such change.

WHAT FUNDS ARE AFFECTED BY PROPOSAL FOUR?

All Funds except ING 130/30 Fundamental Research Fund are affected by and should consider Proposal Four.

HOW WILL THE PROPOSAL CHANGE THE INVESTMENT PROGRAM OF THE FUNDS?

Although Proposal Four gives the Funds greater flexibility to respond to future investment opportunities, it does not affect the investment objectives of the Funds, which remain unchanged. The Board does not expect these changes to affect the manner in which the Funds are managed, or the level of investment risk or investment performance of the Funds.

WHAT IS THE REQUIRED VOTE?

Shareholders of each of the Funds will vote separately on the reclassification of the Fund’s investment objective as non-fundamental with the shareholders of all classes of a Fund voting together as a single class.  Approval of the reclassification of the investment objective of each fund to non-fundamental requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: the holders of: (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL FOUR?

If shareholders of any Fund do not approve the reclassification, it will not be implemented and the Board will determine what action, if any, should be taken.

WHAT IS THE RECOMMENDATION OF THE BOARD?

The Board has determined that approving the reclassification of each Fund’s investment objective as non-fundamental is in the interests of each Fund and its shareholders.  Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors, unanimously approved the reclassification of each Fund’s investment objective as non-fundamental and voted to recommend its approval to shareholders of each Fund. The Board is recommending that shareholders of each Fund vote “FOR” Proposal Four.

THE BOARD RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL FOUR

PROPOSAL FIVE

APPROVAL OF A “MANAGER-OF-MANAGERS” ARRANGEMENT FOR THE FUNDS

WHAT IS PROPOSAL FIVE?

Investment management services are currently being provided to the Funds by ING Investments, LLC (“ING Investments” or the “Adviser”) pursuant to the Advisory Agreement, dated April 1, 2004 (the “Advisory Agreement”). Subject to the approval of the Board and of the shareholders of the Funds, ING Investments is permitted, under the terms of the Advisory Agreement, to engage sub-advisers to provide portfolio management services to the Funds. If ING Investments delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.  Consistent with the terms of the Advisory Agreement, the Adviser has retained the services of Blackrock Advisors, LLC to serve as the sub-adviser to ING Global Science and Technology Fund and ING Investment Management Co. (“ING IM”) to serve as the sub-adviser for each other Fund.

Under the Advisory Agreement, ING Investments monitors the investment program of the sub-adviser to each Fund, reviews all data and financial reports prepared by the sub-adviser, establishes and maintains communications with the sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Funds, ING Investments also currently oversees and monitors the performance of each Fund’s sub-adviser and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing each Fund.

The 1940 Act generally requires that a written sub-advisory agreement be approved by a majority of the outstanding shares of the Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval of a Fund’s shareholders under the 1940 Act. The SEC has issued an exemptive order (the “Order”) to ING Investments permitting it to enter into a new sub-advisory agreement with an unaffiliated sub-adviser or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of Independent Directors) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a “manager-of-managers” fund. ING Investments and a Fund can operate each Fund as a manager-of-managers fund in reliance upon the Order only if, among other things, the Fund’s shareholders have approved the manager-of-managers arrangement.

Shareholders of the Funds are being asked to approve operation of each Fund as a “manager-of-managers” fund. If Proposal Five is approved, ING Investments, as investment adviser to a Fund, will be permitted to enter into certain sub-advisory agreements with respect to the Fund, or to materially modify certain sub-advisory agreements, without such sub-advisory agreements being approved by the shareholders of the Fund.

WHAT FUNDS ARE AFFECTED BY PROPOSAL FIVE?

All Funds except the ING 130/30 Fundamental Research Fund, ING Growth and Income Fund and the ING Global Science and Technology Fund are affected by and should consider Proposal Five.

WHO IS THE FUNDS’ ADVISER?

ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company, which serves as the investment adviser to the Funds.  See Appendix B for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments.  ING Investments is registered with the SEC as an investment adviser.  ING Investments is an indirect wholly owned subsidiary of ING Groep N.V. (“ING Groep”).  ING Groep, which is located at Strawinskylaan 2631, 1077 ZZ Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.  As of December 31, 2006, ING Investments managed over $50 billion in assets.

WHAT IS THE PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT?

On May 24, 2002, the SEC issued the Order authorizing ING Investments, with the approval of the Board, to enter into or materially modify certain sub-advisory agreements without requiring shareholder approval. The Board believes that this arrangement would benefit shareholders to the extent that it will give a Fund and ING Investments additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. In addition, the Board and ING Investments would not be able to materially amend the sub-advisory agreements without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

The Order also permits a Fund to disclose in its registration statement the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with ING Investments.

In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Funds and ING Investments anticipate relying on the new rule. Moreover, the Funds and ING Investments may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate or rely on any further SEC rule, which would permit ING Investments to enter into new or to materially modify sub-advisory agreements with affiliated sub-advisers without obtaining shareholder approval.

The manager-of-managers arrangement will enable the Funds to operate with greater efficiency by allowing ING Investments to employ sub-advisers best suited to the needs of the Funds, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE ORDER

Under the terms of the Order, a Fund and ING Investments are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before ING Investments and the Funds may implement the arrangement described above permitting ING Investments to enter into or materially amend sub-advisory agreements. In addition, the Funds must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an affiliated sub-adviser, unless under subsequent regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of a change to a sub-advisory arrangement each Fund’s shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the manager-of-managers relief, a majority of the Board must consist of Independent Directors and the nomination of new or additional Independent Directors must be at the discretion of the then existing Independent Directors. The Order also requires ING Investments to provide the Board, no less frequently than quarterly, information about ING Investments’ profitability on a per Fund basis, which reflects the impact on ING Investments’ profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

WHAT FACTORS WERE CONSIDERED BY THE BOARD?

In determining whether or not it was appropriate to approve the proposed manager-of-managers arrangement and to recommend approval of such arrangement to shareholders, the Board, including the Independent Directors, considered certain information and representations provided by ING Investments. Further, the Independent Directors were advised by independent legal counsel with respect to these matters. At the August 7, 2007 meeting, the Board voted to recommend approval of Proposal Five to shareholders of the Funds.

After carefully considering the Funds’ contractual arrangement under which ING Investments has been engaged as an investment adviser, and ING Investments’ experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders’ expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval of all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors, are required to annually review and consider for renewal this agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Five will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the Funds. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the Funds to ING Investments and the fees paid by ING Investments to the sub-adviser are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to ING Investments by the Funds would continue to require shareholder approval. If shareholders approve Proposal Five, ING Investments, pursuant to the Investment Management Agreements and other agreements, will continue to provide the same level of management and administrative services to the Funds as it is currently providing.

The Board concluded that it is appropriate and in the interests of each Fund’s shareholders to provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently. Currently, to appoint a sub-adviser to a Fund or to materially amend a sub-advisory agreement, the Company must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund’s shareholders. In addition, if a sub-adviser to a Fund is acquired or there is a change of control of the sub-adviser that results in the “assignment” of the sub-advisory agreement with ING Investments, the Company currently must seek approval of a new sub-advisory agreement from shareholders of each Fund, even when there will be no change in the persons managing the Fund. This process is time-consuming and costly, and some of the costs may be borne by each Fund. Without the delay inherent in holding a shareholder meeting, ING Investments and the Funds would be able to act more quickly to appoint a sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Funds.

WHAT IS THE REQUIRED VOTE?

Shareholders of each of the Funds will vote separately on the proposal to implement the manager-of-managers arrangement with the shareholders of all classes of a Fund voting together as a single class. Approval of the manager-of-managers arrangement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: the holders of: (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL FIVE?

If the shareholders of any Fund do not approve the “manager-of-managers” arrangement then the proposal will not be implemented and the Fund’s Adviser will continue to obtain approval from shareholders before entering into or amending agreements with unaffiliated sub-advisers.

WHAT IS THE RECOMMENDATION OF THE BOARD?

The Board has determined that approving the “manager-of-managers” arrangement is in the best interests of each Fund and its shareholders.  Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors, unanimously approved the arrangement and voted to recommend approval to shareholders of each Funds.  The Board is recommending that shareholders of each Fund vote “FOR” Proposal Five.

THE BOARD RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL FIVE.

GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Senior Vice President, or one or more substitutes designated by them, as proxies who are authorized to vote Funds shares as directed by shareholders. Please complete and execute your Proxy Ballot. All properly executed Proxy Ballots received prior to taking the vote at the Special Meeting and not revoked will be voted as instructed on the Proxy Ballot. If the Proxy Ballot is signed and returned without indicating any voting instructions, the shares represented by that Proxy Ballot will be voted in favor of the Proposal, except as described under “What are the voting rights and the quorum requirements?”

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

If any other matter is properly presented at the Special Meeting, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

If you wish to attend the Special Meeting and to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

The Board has chosen August 22, 2007 as the Record Date for determining the shareholders of each Fund that are entitled to notice of and to vote at the Special Meeting.  Each share of each class of each Fund on the Record Date is entitled to one vote and fractional shares will be counted as a fraction of a vote.  Shareholders of the Funds at the close of business on the Record Date will be entitled to be present and to give voting instructions for each Fund in which they are a shareholder at the Special Meeting and any adjournment(s) or postponement(s) thereof with respect to their shares owned as of the Record Date.  The presence in person or by proxy of shareholders owning a majority of the outstanding shares entitled to vote on a matter is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Shareholders of all Funds, together with shareholders of Other Funds, will vote as a single class on Proposal One (election of directors).  Shareholders of the Other Funds will separately receive a proxy statement regarding Proposal One and will vote on Proposal One at the Special Meeting together with the shareholders of the Funds.  The nine individuals receiving a plurality of the votes cast at the Special Meeting at which a quorum is present will be elected as directors of the Company.

Shareholders of all Funds, together with shareholders of all Other Funds will vote as a single class on Proposal Two (ratification of accountants).  Shareholders of the Other Funds will separately receive a proxy statement regarding Proposal Two and will vote on Proposal Two at the Special Meeting together with the shareholders of the Funds.  Approval of Proposal Two requires the affirmative vote of a majority of the votes cast at the Special Meeting, at which a quorum is present.

With respect to Proposals Three (including each sub-proposal thereof), Four and Five, shareholders of each Fund (including all classes thereof) will vote on each Proposal (and sub-proposal) as a single class of shares.  Approval of each such Proposal (and sub-proposal) will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund present at the Special Meeting if more that 50% of the outstanding shares of the Fund are present or represented by proxy; and (2) more than 50% of the outstanding shares of the Fund.

In the event that a quorum of shareholders with respect to any proposal is not represented at the Special Meeting, the Special Meeting may be adjourned by affirmative vote of a majority of the shareholders present in person or by proxy at the Special Meeting and entitled to vote on such matter.  If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date).  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies are expected to vote in favor of such adjournment(s) or postponement(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.  For this reason, with respect to each Proposal, other than Proposals One and Two, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Company a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Proxy Ballot will vote as directed by the shareholder under the Proxy Ballot. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUND?

ING Investments has entered into an Administration Agreement with one of its affiliates, ING Funds Services, LLC (“ING Funds Services”).  ING Funds Services provides the Fund with certain administrative services.  ING Funds Services’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  The Fund anticipates that ING Funds Services will continue to provide administrative services following the approval of the Proposed Sub-Advisory Agreement.

ING Funds Distributor, LLC (“ING Funds Distributor”) is the principal underwriter and distributor of the Fund.  ING Funds Distributor is a Delaware limited liability company and its principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona  85258-2034.  The Fund anticipates that ING Funds Distributor will continue to provide services following the approval of the Proposed Sub-Advisory Agreement.

During the two most recent fiscal years, none of the Funds paid any commissions to affiliated broker-dealers.

WHO PAYS FOR THIS PROXY SOLICITATION AND THE SPECIAL MEETING?

All expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses incurred in connection therewith will be borne one-third by the Adviser and two-thirds by the Funds.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY BALLOT IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR PROXY BALLOT.

/s/ HUEY P. FALGOUT, JR.
HUEY P. FALGOUT, JR.
SECRETARY

September 18, 2007 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

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List of Appendices

Appendix A	Beneficial Owners Of More Than 5% Of A Class Of The Funds As Of August 22, 2007

Appendix B	Principal Executive Officers

Appendix C	List of Funds in the ING Board Complex

Appendix D	Audit Committee Charter

Appendix E	Nominating Committee Charter

Appendix F	Modification and Standardization of Current Investment Restrictions

Appendix G	List of Funds Setting Forth Fiscal Year End

APPENDIX A

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF ANY FUND
AS OF AUGUST 22, 2007

Fund	Name and Address	Percentage of Class and Type of Ownership*	Percentage of Fund
Brokerage Cash Reserves	Pershing of DLJ Secs Corp for exclusive benefit of Aetna Customer Accounts Attn Procash Processing – 15th Fl One Pershing Plaza Jersey City, NJ 07399-0001	99.9%; Beneficial	99.9%
ING 130/30 Fundamental Research Fund	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.1% Class A; 14.3% Class B; 15.8% Class C; 35.1% Class I; Beneficial	97.0%
ING 130/30 Fundamental Research Fund	State Street Bank & Tr Co Cust IRA R/O Marlene A Butler 1504 S Union St Traverse City, MI 49684-4164	45.5% Class B; Beneficial	0.0%
ING 130/30 Fundamental Research Fund	State Street Bank & Tr Co Cust IRA A/C Benedetta Ferri 5231 N Bernard St Chicago, IL 60625-4701	27.1% Class B; Beneficial	0.0%
ING 130/30 Fundamental Research Fund	Scottrade Inc FBO Dominik Mazur 54158309 PO Box 31759 Saint Louis, MO 63131-0759	12.8% Class B; Beneficial	0.0%
ING 130/30 Fundamental Research Fund	Frank Cosentino 6204 23rd Ave Brooklyn, NY 11204-3303	46.3% Class C; Shareholder	0.0%
ING 130/30 Fundamental Research Fund	Oppenheimer & Co Inc Cust Lance Bartlett Carlton IRA 770 Boylston St Apt 15G Boston, MA 02199-7713	37.6% Class C; Beneficial	0.0%
ING 130/30 Fundamental Research Fund	Charles Schwab & Co Inc 101 Montgomery St 11th Floor San Francisco, CA 94104-4151	64.2% Class I; Beneficial	0.0%
ING Balanced Fund	ING National Trust Attn Gordon Elrod 151 Farmington Ave Hartford, CT 06156-0001	27.1% Class A; 19.6% Class I; Beneficial	12.9%

Fund	Name and Address	Percentage of Class and Type of Ownership*	Percentage of Fund
ING Balanced Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	12.9% Class A; 11.5% Class B; 39.4% Class C; Beneficial	14.4%
ING Balanced Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	8.7% Class B; 5.4% Class C; Beneficial	2.6%
ING Balanced Fund	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	10.7% Class I; Beneficial	1.1%
ING Global Science and Technology Fund	ING National Trust Attn Gordon Elrod AFS Central Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	42.5% Class A; 31.0% Class I; Beneficial	18.1%
ING Global Science and Technology Fund	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	16.9% Class A; Beneficial	6.5%
ING Global Science and Technology Fund	Reliance Trust Company Custodian FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	59.0% Class I; Beneficial	3.3%
ING Growth and Income Fund	ING National Trust Attn Gordon Elrod 151 Farmington Ave Hartford, CT 06156-0001	43.3% Class A; 36.0% Class I; Beneficial	35.1%
ING Growth and Income Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	8.7% Class B; 24.0% Class C; Beneficial	1.7%
ING Growth and Income Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	5.4% Class B; Beneficial	0.6%

Fund	Name and Address	Percentage of Class and Type of Ownership*	Percentage of Fund
ING Growth and Income Fund	ING Life Insurance & Annuity Co Central Valuation Unit 151 Farmington Ave TN41 Hartford, CT 06156-0001	16.2% Class I; Beneficial	4.1%
ING Growth Fund	ING National Trust Attn Gordon Elrod 151 Farmington Ave Hartford, CT 06156-0001	41.3% Class A; Beneficial	28.2%
ING Growth Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	10.7% Class B; Beneficial	1.6%
ING Growth Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	5.3% Class C; Beneficial	0.2%
ING Growth Fund	ING Life Insurance & Annuity Co Central Valuation Unit 151 Farmington Ave TN41 Hartford, CT 06156-0001	31.6% Class I; Beneficial	3.7%
ING Index Plus LargeCap Fund	ING National Trust Attn Gordon Elrod 151 Farmington Ave Central Valuation Unit-TN41 Hartford, CT 06156-0001	51.3% Class A: 54.1% Class I; 44.4% Class R; Beneficial	34.2%
ING Index Plus LargeCap Fund	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	12.4% Class A; 10.4% Class I; 51.9% Class R; Beneficial	10.7%
ING Index Plus LargeCap Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	11.0% Class B; Beneficial	0.7%
ING Index Plus LargeCap Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98358 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	6.5% Class B; 6.9% Class C; Beneficial	0.7%

Fund	Name and Address	Percentage of Class and Type of Ownership*	Percentage of Fund
ING Index Plus LargeCap Fund	Reliance Trust Company Custodian FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	23.2% Class I; Beneficial	3.7%
ING Index Plus MidCap Fund	ING National Trust Attn Gordon Elrod 151 Farmington Ave Central Valuation Unit-TN41 Hartford, CT 06156-0001	28.9% Class A; 41.8% Class I; 51.0% Class R; Beneficial	22.5%
ING Index Plus MidCap Fund	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	11.6% Class A; 8.2% Class I; 35.7% Class R; Beneficial	9.5%
ING Index Plus MidCap Fund	Charles Schwab & Co Inc Special Custody Acct for Benefit of Customers Attn Mutual Funds 101 Montgomery St 11th Floor San Francisco, CA 94104-4151	7.0% Class A; Beneficial	3.1%
ING Index Plus MidCap Fund	Patterson & Co FBO USI Insurance Services 401K Plan 1055896199 NC-1151 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	5.2% Class A; Beneficial	2.3%
ING Index Plus MidCap Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 97262 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	8.6% Class B; 12.1% Class C; Beneficial	1.4%
ING Index Plus MidCap Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	5.2% Class B; 7.8% Class C; Beneficial	0.9%
ING Index Plus MidCap Fund	Reliance Trust Company Custodian FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	32.6% Class I; Beneficial	3.8%

Fund	Name and Address	Percentage of Class and Type of Ownership*	Percentage of Fund
ING Index Plus MidCap Fund	Banco Popular Puerto Rico 401K A/C #07N15605 209 Munoz Rivera Ave San Juan, PR 00918-1000	14.1% Class I; Beneficial	1.6%
ING Index Plus MidCap Fund	NFS LLC FEBO First Merchants Trust Co NA Omnibus Ret Plans/EB Assets PO Box 1467 Muncie, IN 47308-1467	12.2% Class R; Beneficial	1.2%
ING Index Plus SmallCap Fund	ING National Trust Attn Gordon Elrod 151 Farmington Ave Central Valuation Unit-TN41 Hartford, CT 06156-0001	28.0% Class A; 18.8% Class I; 73.8% Class R; Beneficial	20.3%
ING Index Plus SmallCap Fund	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	7.1% Class A; 16.3% Class I; 23.0% Class R; Beneficial	6.7%
ING Index Plus SmallCap Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 97PA3 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	7.6% Class B; 11.0% Class C; Beneficial	1.2%
ING Index Plus SmallCap Fund	Reliance Trust Company Custodian FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	60.9% Class I; Beneficial	6.1%
ING International Equity Fund	ING National Trust Attn Gordon Elrod 151 Farmington Ave Hartford, CT 06156-0001	52.5% Class A; Beneficial	10.4%
ING International Equity Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 97PA3 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	9.0% Class B; 15.7% Class C; Beneficial	0.6%
ING International Equity Fund	Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St. New York, NY 10001-2402	6.1% Class B; Beneficial	0.2%

Fund	Name and Address	Percentage of Class and Type of Ownership*	Percentage of Fund
ING Money Market Fund	ING National Trust Attn Gordon Elrod 151 Farmington Ave #41 Hartford, CT 06156-0001	54.1% Class A; 15.8% Class I; Beneficial	43.4%
ING Money Market Fund	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	15.6% Class A; 28.4% Class I; Beneficial	16.2%
ING Small Company Fund	ING National Trust Attn Gordon Elrod 151 Farmington Ave #41 Hartford, CT 06156-0001	42.6% Class A; 41.6% Class I; Beneficial	37.9%
ING Small Company Fund	ING Life Insurance & Annuity Co Central Valuation Unit 151 Farmington Ave TN41 Hartford, CT 06156-0001	8.0% Class A; 22.1% Class I; Beneficial	10.5%
ING Small Company Fund	MCB Trust Services Trustee Centerprise Savings Plan 700 17th St Ste 300 Denver, CO 80202-3531	5.9% Class A; Beneficial	3.9%
ING Small Company Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 97PA3 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	6.3% Class B; Beneficial	0.4%
ING Small Company Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 97262 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	17.5% Class C; Beneficial	0.7%
ING Small Company Fund	Jack D Kuehler & Carmen A Kuehler JT TEN WROS PO Box 1622 Rcho Santa Fe, CA 92067-1622	19.4% Class I; Shareholder	4.6%

* EACH OF THESE ENTITIES IS THE SHAREHOLDER OF RECORD AND MAY BE DEEMED TO BE THE BENEFICIAL OWNER OF THE SHARES LISTED FOR CERTAIN PURPOSES UNDER THE SECURITIES LAWS, ALTHOUGH IN CERTAIN INSTANCES THEY MAY NOT HAVE AN ECONOMIC INTEREST IN THESE SHARES AND WOULD, THEREFORE, ORDINARILY DISCLAIM ANY BENEFICIAL OWNERSHIP THEREIN.

APPENDIX B

PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, ARIZONA 85258

SHAUN P. MATHEWS - President and CEO

Stanley D. Vyner - Executive VP and CIO - International Equities Michael J. Roland - Executive VP, CFO, and Treasurer Lydia L. Homer - Senior VP and Controller Joseph M. O’Donnell - Senior Vice President and Chief Compliance Officer Huey P. Falgout, Jr. - Secretary

PRINCIPAL EXECUTIVE OFFICERS OF ING SERIES FUND, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, ARIZONA 85258

SHAUN P. MATHEWS - President, CEO

Joseph M. O’Donnell - Executive Vice President and CCO Todd Modic - Senior Vice President, CFO and Assistant Secretary Ernest J. C’Debaca - Senior Vice President Robyn Ichilov - Vice President and Treasurer Theresa K. Kelety -Secretary

PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

SHAUN P. MATHEWS - President, CEO

Michael J. Roland - Executive Vice President Lydia Homer - Senior Vice President, CFO and Treasurer Ernest J. C’Debaca - Senior Vice President Huey P. Falgout, Jr. - Vice President and Secretary

PRINCIPAL EXECUTIVE OFFICERS OF
ING INVESTMENT MANAGEMENT CO.
230 PARK AVENUE
NEW YORK, NEW YORK 10169

ROBERT CRISPIN - President and CEO

Rick Nelson – CIO, Jeff Becker – CFO, Michael Gioffre – CCO, Gerald Lins - General Counsel

BIOGRAPHIES OF PRINCIPAL OFFICERS OF THE COMPANY

Information about the Company’s Officers is set forth in the table below:

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews (5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	December 2006 - Present

President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004-Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	April 2002 – Present

Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York Age: 57	Executive Vice President	March 2002 – Present

Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).  Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President Chief Compliance Officer	March 2006 – Present November 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC(2) and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice Present, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present

Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 – September 2002).

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	December 2003 – Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).
Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 – Present

Senior Vice President, ING Investments, LLC (December 2006 - Present), and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 – Present

Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	March 2002 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	March 2003 – Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 – Present

Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999-October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	April 2007 – Present

Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	March 2003 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	September 2003 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000-April 2003).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	September 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Service (September 2003 – Present.  Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel of AIG American General (January 1999 – November 2002)

(1) The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc.

(5) Mr. Mathews commenced services as CEO and President of ING Funds on November 11, 2006.

(6) Directed Services, LLC is the successor in interest to Directed Services, Inc.

APPENDIX C

LIST OF FUNDS IN ING BOARD COMPLEX

ING GET FUND

ING GET Fund – Series T

ING GET Fund – Series U

ING GET Fund – Series V

ING SERIES FUND, INC.

Brokerage Cash Reserves

ING 130/30 Fundamental Research Fund

ING Balanced Fund

ING Global Science and Technology Fund

ING Growth Fund

ING Growth and Income Fund

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

ING International Equity Fund

ING Money Market Fund

ING Small Company Fund

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP Strategic Allocation Conservative Portfolio

ING VP Strategic Allocation Growth Portfolio

ING VP Strategic Allocation Moderate Portfolio

ING VARIABLE FUNDS

ING VP Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.

ING VP Global Science and Technology Portfolio

ING VP Growth Portfolio

ING VP Index Plus LargeCap Portfolio

ING VP Index Plus MidCap Portfolio

ING VP Index Plus SmallCap Portfolio

ING VP International Equity Portfolio

ING VP Small Company Portfolio

ING VP Value Opportunity Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP Balanced Portfolio

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP Intermediate Bond Portfolio

ING VP MONEY MARKET PORTFOLIO

ING VP Money Market Portfolio

C-1

APPENDIX D

AUDIT COMMITTEE CHARTER

CHARTER
OF THE
ING FUNDS
AUDIT COMMITTEE

Effective Date:	May 29, 2003
Last Approved:	December 12, 2006

Charter
of the
ING Funds
AUDIT COMMITTEE

A.                                    Establishment of the Committee

The Audit Committees (collectively, the “Committee”) of each of the Boards of Directors/Trustees

(1) (collectively, the “Board”) of the ING Funds (each a “Fund,” collectively, the “Funds”(2)) set out on Exhibit A hereto, as such exhibit may be amended from time to time, shall be governed in accordance with this ING Funds Audit Committee Charter (this “Charter”).

B.                                    Purpose

The purpose of the Committee is to (1) oversee each Fund’s accounting and financial reporting processes and its internal controls; (2) oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and (3) act as a liaison between the Fund’s independent auditors and the full Board.

The function of the Committee is oversight.  Management of the Funds is responsible for the preparation, presentation and integrity of the Funds’ financial statements.  Management also is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors are responsible for planning and carrying out proper audits and reviews of the Funds’ financial statements.

In fulfilling their responsibilities under this Charter, it is recognized that members of the Committee are not employees of the Funds and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence.  As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and the Committee and its members are not providing

(1)

These include: the Boards of Directors or Trustees of each of the Funds listed under Paragraph I on Exhibit A (the “Unified Board”); the Boards of Directors or Trustees of each of the Funds set listed under Paragraph II on Exhibit A (the “ING Funds (former Aetna) Board”); and the Board of Directors of ING Partners, Inc. (the “IPI Board”).

(2)

Reference in this Charter to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Committee at issue. No provision in this Charter is intended to impose any duty upon a particular Fund’s Committee with respect to any other Funds.

any expert or special assurance as to the Funds’ financial statements or any professional certification as to the independent auditors’ work.  Absent actual knowledge to the contrary, each member of the Committee will be entitled to rely upon (1) the integrity of those persons and organizations within and outside the Funds from whom the Committee receives information; (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations; and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Funds.

The Committee will have access, as deemed necessary or appropriate by the Committee, to the applicable Funds’ trustees or directors, their independent auditors and Fund counsel and the executive and financial management of the Funds.  The Committee may also seek to meet with internal audit staff of the Funds’ investment adviser, administrator or accounting agent.  The Committee may meet with any such persons without the participation of any other representatives of Fund management.

C.                                     Meetings

The Committee will meet, in person or by telephone, at least twice each fiscal year of a Fund, and the chair of the Committee or a majority of the members may call telephonic or in-person special meetings of the Committee as circumstances require.  In order to foster open communication, the Committee may meet privately in separate executive sessions with management and the independent auditors and as a committee to discuss any matters that the Committee, management or the independent auditors believe should be discussed separately.

A majority of the Committee’s members will constitute a quorum.  At any meeting of the Committee, the decision of a majority of the members present and voting will determine any matter submitted to a vote.  The Committee will keep minutes of its meetings, which will be available to the Board for its review.

D.                                    Committee Members; Audit Committee Financial Expert

1.                                       Members.  The members of the Committee are identified on Exhibit B to this Charter, as such Exhibit may be amended from time to time to reflect changes in Committee membership.  The Board will review and consider Committee membership annually.  No “interested person” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) may be a member of the Committee.  The Committee members may appoint a chairperson from its members.

2.                                       Audit Committee Financial Expert.  Unless the Board determines that no member of the Committee qualifies as an audit committee financial expert, the Board will identify one (or in the Board’s discretion, more than one) member of the Committee as an audit committee financial expert in accordance with the criteria set out below.  The Committee is not required to have an audit committee financial expert.

•                                          To be identified as an audit committee financial expert, the Committee member must have the following attributes:  (a) an understanding of generally accepted accounting principles

(“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves;

(c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Funds’ financial statements, or experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.

•                                          A Committee member may acquire the attributes required of an audit committee financial expert through any combination of the following:  (a) education and experience as a public accountant or auditor, or a principal financial officer, controller, principal accounting officer of a company, or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (c) experience overseeing or assessing the performance of companies or public accountants in the preparation, audit or evaluation of financial statements; or (d) other experience determined by the Board as relevant to the inquiry of whether the Committee member qualifies as an audit committee financial expert.

The attributes and experience required for identification as an audit committee financial expert under this Charter will be identical to, and are qualified in their entirety by, those set out in the rules of the Securities and Exchange Commission (“SEC”) in Form N-CSR.  The identification of a Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Committee members in general.

E.                                      Pre-Approval of Services

1.                                       Pre-Approval of Audit Services.  The Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to a Fund by its independent auditors.  The Committee will not grant such approval to any auditors that are proposed to perform an audit for a Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund or any other entity within the ING investment company complex that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the 1-year period (or such other period acceptable under the SEC rules) preceding the date of initiation of such audit.

2.                                       Pre-Approval of Non-Audit Services.  The Committee must pre-approve any non-audit services to be provided to a Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions(3)) provided that a Fund’s auditors will not provide the

(3)          No pre-approval is required as to non-audit services provided to a Fund if:  (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

following non-audit services to a Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b)  financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i)  expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.(4)

3.                                       Pre-approval with respect to Non-Fund Entities.  The Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of a Fund (except those within applicable de minimis statutory or regulatory exceptions(5)) to be provided by the Fund’s auditors to (a) the Fund’s investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund. (6)  The Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed promptly of each service, or use a combination of these approaches.

4.                                       Delegation.  The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Committee at its next scheduled meeting.

(4)          With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

(5)          For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if:  (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

(6)          No pre-approval is required by the Committee as to non-audit services provided to:  (a) the Fund’s sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser; (b) another Fund in the ING investment company complex (unless otherwise required to pre-approve services to such other Fund in accordance with this Charter), or (c) other entities within the ING investment company complex that do not provide services to that Fund.

F.                                      Relationship with Auditors and Management

1.                                       Auditor Qualifications.  The Committee will, at least annually, review the qualifications of the Funds’ independent auditors.

•                                          The Committee will inquire as to whether the auditors are independent.  This inquiry will take into consideration whether the auditors provide any consulting or other non-audit services to the Fund, its adviser and other entities in the ING investment company complex and their potential effect on the issue of independence.  The Committee will secure from Fund auditors an annual representation of the auditors’ independence under applicable standards of independence established from time to time by the SEC and other regulatory and professional authorities.

•                                          The Committee will review the fees charged by the auditors for audit and non-audit services and may make recommendations to the Board or the independent members of the Board with respect to the approval of audit and non-audit service fee estimates.  As part of its review, the Committee will annually obtain from the independent auditors a summary of any non-audit services provided to the Fund and the ING investment company complex and the fees billed for non-audit services to the Fund and other entities in the ING investment company complex.

2.                                       Rotation of Audit Partners.  The Committee will seek assurances that any of the auditors’ personnel who serve as lead and concurring audit partners(7) to a Fund are rotated every five years, followed by a five-year “time out” period, and that those who serve as audit partners (other than lead or concurring audit partners) are subject to a seven-year rotation period, with a two-year “time out” period.(8)  Audit partners may not serve other Funds in the ING investment company complex during their “time out” periods.

3.                                       Meetings with Auditors.  The Committee will meet with the Funds’ independent auditors for the purposes set out below.  The Committee may determine to conduct these meetings outside the presence of Fund management.

•                                          Prior to an audit, the Committee will review with auditors the arrangements for and scope of the annual audit and any special audits

(7)          “Audit Partner” means a member of a Fund’s audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Fund’s financial statements or who maintains regular contact with the Fund’s management and the Committee.  The term includes lead and concurring partners and partners who provide more than 10 hours of audit, review or attest services in connection with the Fund’s financial statements.

(8)          The rotational periods will be phased in as follows:  (1) lead partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2003 counts; (2) concurring partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2004 counts; (3) all other partners will receive a “fresh start” for audits for years beginning after May 6, 2003, so that fiscal years ending in 2004 constitute the first year of a seven-year rotation period.  For investment companies, the SEC accepts an extended “year,” to encompass the fiscal year ends of all funds in a fund complex.

•                                          At the conclusion of each audit, the Committee will review the audit with the independent auditors, including the auditors’ comments or recommendations and the form of opinion the auditors propose to render or have rendered to the Board and Fund shareholders.  The Committee also will discuss with the auditors any matters of concern relating to the Funds’ financial statements, including adjustments to such statements recommended by the auditors or other results of the audit.

•                                          The Committee will receive from the auditors, at least annually and prior to filing each Fund’s annual report, the auditors’ report as to:  (a) all critical accounting policies and practices to be used in preparing the annual report; (b) all alternative treatments within GAAP for policies and practices that have been discussed with Fund management, including ramifications of the use of such alternative disclosures and treatments and the treatments preferred by the independent auditors; and (c) written communications between the auditors and Fund management that are material to the financial statements, such as any management letter or schedule of unadjusted differences; (d) a description of all non-audit services provided, including fees associated with the services, to the ING investment company complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (e) any other matters of concern relating to a Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole.  If these communications are not made within 90 days prior to the Funds’ annual filing, the Committee will receive from the independent auditors any reported updates to the information within 90 days prior to the Funds’ annual filing.  The Committee may discuss these matters with management.

•                                          The Committee from time to time will discuss with auditors the adequacy and effectiveness of internal controls and procedures for each Fund and the quality of staff implementing those controls and procedures.  The Committee will consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s compliance with these policies and controls and will make recommendations to the Board with respect to any further actions necessary or desirable in response to such auditor comments.

•                                          The Committee will meet with Fund auditors for such other purposes as the Committee may deem necessary or appropriate.

4.                                       Discussions with Management.  The Committee may, as deemed necessary or appropriate by the Committee, discuss with management the following:  (1) unusual accounting issues; (2) the nature of any unusual or significant commitments or contingent liabilities; (3) any significant difference in format or disclosure from that adopted by other investment companies; (4) the procedures and controls of management, including the adequacy and effectiveness of internal controls and procedures and the quality of staff implementing those controls and procedures; (5) if the Fund’s investment adviser has internal audit staff, the staff’s objectives and resources; and (6) such other matters as the Committee deems appropriate.

5.                                       Changes in Accounting Principles or Practices.  The Committee will consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors.  The Committee may consider whether proposed changes will have a significant effect on the amounts reported for a current year or may have an effect in the future, management’s and the independent auditors’ concurrence with the change and management’s or the auditors’ underlying rationale for the change.  The Committee will discuss with management and the independent auditors the significance and potential effect of any changes in accounting policies proposed by the independent auditors or by management.

6.                                       Illegal Acts and Other Matters.  As necessary the Committee will review with the independent auditors and management any “illegal act,” as defined in Section 10A of the 1934 Act and required by that statute to be reported to the Committee and any other significant issues reported to the Committee that could have a material effect on a Fund’s financial statements.  The Committee will seek assurances from management that appropriate remedial actions are taken with respect to any such illegal act identified by the independent auditors.  The Committee also may review with management and the independent auditors any compliance matter and any comments or criticisms that the staff of the SEC brought to the attention of the Committee or management, and may develop a recommendation to management.(9)  The Committee will report all such matters to the full Board no later than the next regular meeting of the Board.  The Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

7.                                       Receive Certifying Officers’ Reports.  The Committee will receive, in accordance with regulations adopted by the SEC, reports from each Fund’s principal executive officer and principal financial officer, based on their periodic evaluations, regarding:  (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data; (b) material weaknesses in internal controls; and (c) fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls.

G.                                    Other

1.                                       Review Charter.  The Committee will review this Charter (including any addendum to the Charter, if applicable) at least annually and will make recommendations with respect to any amendment or supplement to the Charter it determines to be necessary or desirable.

2.                                       Counsel Reports.  If the Board has not established a qualified legal compliance committee, the Committee will receive and investigate reports of counsel required to be submitted to it by the rules of the SEC that establish standards of professional conduct for attorneys practicing before the SEC.

3.                                       Amendments.  If the Audit Committee is composed of all of the members of the Board who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act, the Committee may amend this Charter by vote of a majority of Committee members.  If the Audit Committee is composed of fewer than all of the members of the Board who are not

(9)          The Committee may make recommendations to management with respect to any illegal act, significant matter or compliance matter, and its recommendations are not limited to matters related only to accounting and financial reporting.

“interested persons,” the Committee will recommend any amendment to the full Board, and the Board may amend this Charter by a vote of a majority of its members who are not “interested persons.”

4.                                       Board Communications.  At least annually, the Committee will report to the Board a summary of its activities, conclusions and recommendations, unless the Committee is comprised of all of the independent directors/trustees of the Board.

5.                                       Records.  A copy of this Charter will be maintained by the Funds in an easily accessible place.

Adopted by the Unified Board on June 2, 2004

Adopted by the ING Funds (former Aetna) Board on June 22, 2004

Exhibit A to the Audit Committee Charter

I.          Funds under the direction of the Unified Board:

ING INVESTORS TRUST
ING EQUITY TRUST
ING FUNDS TRUST
ING INVESTMENT FUNDS, INC.
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP NATURAL RESOURCES TRUST
ING PARTNERS, INC
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING RISK MANAGED NATURAL RESOURCES FUND

II.         Funds under the direction of the ING Funds (former Aetna) Board:

ING VP BALANCED PORTFOLIO, INC.
ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING GET FUND
ING VP INTERMEDIATE BOND PORTFOLIO
ING VP MONEY MARKET PORTFOLIO
ING VARIABLE FUNDS
ING VARIABLE PORTFOLIOS, INC.
ING SERIES FUND, INC.

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Exhibit B to the Audit Committee Charter

List of Audit Committee Members

UNIFIED Board:

J. Michael Earley	Independent Director and Chairman
Patrick W. Kenny	Independent Director
Roger B. Vincent	Independent Director
David W.C. Putnam	Independent Director

ING FUNDS (former Aetna) Board:

Corine T. Norgaard	Independent Director and Chairman
Joseph E. Obermeyer	Independent Director and Vice Chairman
Maria T. Fighetti	Independent Director
Albert E. DePrince, Jr.	Independent Director
Sidney Koch	Independent Director
Edward T. O’Dell	Independent Director

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APPENDIX E

NOMINATING COMMITTEE CHARTER

NOMINATING COMMITTEE CHARTER

1.                                       Composition of the Nominating Committee.  The Nominating Committee of each registered investment company listed on Appendix A hereto (each a “Fund”) shall be comprised of at least three members of the Board of Directors/Trustees of such Fund (“Trustees”).  All members of the Committee shall be Trustees who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”).  The members of the Committee and a Chairperson of the Committee shall be appointed annually by the Board upon the recommendation of a majority of the Independent Trustees.

2.                                       Purpose of the Nominating Committee.  The purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees.

3.                                       Meetings of the Nominating Committee.  Meetings (including telephonic meetings) of the Nominating Committee shall be held at such times, at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board, the Committee or the Chairperson of the Committee.  A majority of the members of the Committee shall constitute a quorum for purposes of transacting business at any meeting, and the decision of a majority of the members participating (either in person or by telephone) and voting shall determine any matter submitted to a vote.  The Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

4.                                       Duties and Powers of the Nominating Committee.  To carry out its purpose, the Nominating Committee shall have the following duties and powers with respect to each Fund:

(a)   To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, which procedures are set forth on Appendix B hereto.

(b)   To recommend to the Board individuals to be appointed or nominated for election as Independent Trustees.

(c)   To review the adequacy of this charter and evaluate the Committee’s performance of its duties and responsibilities hereunder, and make recommendations for any appropriate changes or other action to the Board.

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(d)   To report its activities to the Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5.                                       Resources and Authority of the Nominating Committee.  The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage special counsel, other experts and consultants, at the expense of the Funds.  The Committee may determine the appropriate levels of funding for payment of compensation to such counsel, experts and consultants, and the ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties under this charter.  In fulfilling its duties under this charter, the Committee shall have direct access to such officers and employees of the Funds, the Funds’ investment adviser and any of its affiliated companies and the Funds’ other services providers as it deems necessary or desirable.

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APPENDIX A TO THE NOMINATING COMMITTEE CHARTER

[List of ING Funds]

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APPENDIX B TO THE OMINATING COMMITTEE CHARTER

ING FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.                                         Identification of Candidates.  When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, legal counsel, auditors, independent consultants, executive search firms and shareholders of a Fund who submit recommendations in accordance with these procedures.  In no event shall the Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Committee has invited management to make such a recommendation.

II.                                     Shareholder Candidates.  The Nominating Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund, provided that such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Information received from a shareholder setting forth a recommendation shall be retained for use by the Nominating Committee for not more than 12 months.  Shareholders shall be directed to address any such recommendation to the attention of the Nominating Committee, c/o the Secretary of the Fund.  Promptly upon receipt of a recommendation from a shareholder, on behalf of the Nominating Committee, the Secretary shall send a written acknowledgement of receipt of the recommendation, which acknowledgement shall indicate that the information will be retained by the Nominating Committee for not more than 12 months.

III.                                 Evaluation of Candidates.  In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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APPENDIX F

MODIFICATION AND STANDARDIZATION OF THE FUNDS’
FUNDAMENTAL INVESTMENT RESTRICTIONS

ING Series Fund, Inc.
ING Money Market Fund
ING Brokerage Cash Reserves Fund
ING 130/30 Fundamental Research Fund
ING Balanced Fund
ING Global Science and Technology Fund
ING Growth Fund
ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING International Equity Fund
ING Small Company Fund

Fund Name	Current Restriction	Proposed Restriction

Industry Concentration (Proposal Three-A)

ING Money Market Fund ING International Equity Fund ING Brokerage Cash Reserves Fund

Concentrate its investments in any one industry, although the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their service, such as automobile finance, computer finance and consumer finance. This limitation will not apply to the Fund’s investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Concentrate its investments in any one industry, although the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Fund Name	Current Restriction	Proposed Restriction

automobile finance, computer finance and consumer finance. This limitation will not apply to the Fund’s investment ins securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Additionally, the Fund’s investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. government securities, certificates of deposit, bankers’ acceptances, and securities of banks.

obtained by the Fund.

ING Balanced Fund
ING Global Science and Technology Fund
ING Growth Fund
ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING International Equity Fund
ING Small Company Fund

Concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (collectively referred to as the “ING Strategic Allocation Funds”), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund’s investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

ING 130/30 Fundamental Research

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Same.

Fund Name	Current Restriction	Proposed Restriction

Diversification (Proposal Three-B)

ING Money Market Fund
ING Balanced Fund
ING Global Science and Technology Fund
ING Growth Fund
ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING International Equity Fund
ING Small Company Fund
ING Brokerage Cash Reserves Fund

Hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund’s total assets. Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are excluded from this restriction.

Purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

ING 130/30 Fundamental Research

Purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

Same.

Borrowing (Proposal Three-C)

ING Money Market Fund
ING Brokerage Cash Reserves Fund

ING Balanced Fund
ING Global Science and Technology Fund
ING Growth Fund
ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING International Equity Fund

Borrow money, except that (i) the Fund may enter into commitments to purchase securities in accordance with that Fund’s investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (ii) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made.

Borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund’s investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets

Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.

Fund Name	Current Restriction	Proposed Restriction

ING Small Company Fund

at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund’s assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund’s assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

ING 130/30 Fundamental Research	Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.	Same.

Lending (Proposal Three-D)

ING Money Market Fund
ING Brokerage Cash Reserves Fund
ING Balanced Fund
ING Global Science and Technology Fund
ING Growth Fund
ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING International Equity Fund
ING Small Company Fund

Make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund’s total assets.

Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund.

ING 130/30 Fundamental Research

Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans.

Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund.

Underwriting (Proposal Three-E)

ING Money Market Fund ING Brokerage Cash Reserves Fund ING Balanced Fund ING Global Science and Technology Fund

Act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a

Fund Name	Current Restriction	Proposed Restriction

ING Growth Fund
ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING International Equity Fund
ING Small Company Fund

ING 130/30 Fundamental Research

Underwrite any issue of securities within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

Real Estate (Proposal Three-F)

ING Money Market Fund
ING Brokerage Cash Reserves Fund
ING Balanced Fund
ING Global Science and Technology Fund
ING Growth Fund
ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING International Equity Fund
ING Small Company Fund

Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interest therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interests in real estate and the security defaults).

Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

ING 130/30 Fundamental Research

Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Same.

Senior Securities (Proposal Three-G)

ING Money Market Fund ING Brokerage Cash Reserves Fund	Issue any senior security (as defined in the 1940 Act), except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund’s	Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Fund Name	Current Restriction	Proposed Restriction

ING Balanced Fund
ING Global Science and Technology Fund
ING Growth Fund
ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING International Equity Fund
ING Small Company Fund

investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) the purchase or sale of future contracts and related options shall not be considered to involve the issuance of senior securities; and (iv) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

Issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund’s investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act.

ING 130/30 Fundamental Research	Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.	Same.

Commodities (Proposal Three-H)

ING Money Market Fund ING Brokerage Cash Reserves Fund

Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; and may enter into forward currency contracts.

Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program,

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to

Fund Name	Current Restriction	Proposed Restriction
	purchase securities of companies engaged in such activities.	foreign currency transactions, including, without limitation, forward currency contracts.

- ING Balanced Fund
- ING Global Science and Technology Fund
- ING Growth Fund
- ING Growth and Income Fund
- ING Index Plus LargeCap Fund

- ING Index Plus MidCap Fund - ING Index Plus SmallCap Fund

- ING Small Company Fund
- ING International Equity Fund

Invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts.

ING 130/30 Fundamental Research

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Same.

APPENDIX G

SCHEDULE OF FUNDS SETTING FORTH FISCAL YEAR END

Fund	Fiscal Year End
Brokerage Cash Reserves	03/31/2008
ING 130/30 Fundamental Research Fund	05/31/2008
ING Balanced Fund	05/31/2008
ING Global Science and Technology Fund	10/31/2008
ING Growth Fund	05/31/2008
ING Growth and Income Fund	05/31/2008
ING Index Plus LargeCap Fund	05/31/2008
ING Index Plus MidCap Fund	05/31/2008
ING Index Plus SmallCap Fund	05/31/2008
ING International Equity Fund	10/31/2008
ING Money Market Fund	03/31/2008
ING Small Company Fund	05/31/2008

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FORM OF PROXY BALLOT
[INSERT ING LOGO & ADDRESS]

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll free 1-866-221-0697 and follow the recorded instructions. VOTE ON THE INTERNET: Log on to PROXYWEB.COM and follow the on-screen directions. VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided. If you vote via phone or internet, YOU DO NOT NEED TO RETURN YOUR PROXY BALLOT.

ING SERIES FUND, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON [DATE]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ING Money Market Fund
ING Brokerage Cash Reserves Fund
ING 130/30 Fundamental Research Fund
ING Balanced Fund
ING Global Science and Technology Fund
ING Growth Fund
ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING International Equity Fund
ING Small Company Fund

The undersigned hereby appoint(s) THERESA K. KELETY, HUEY P. FALGOUT, JR., AND TODD MODIC or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Funds (the “Funds”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at the offices of the Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on November 15, 2007 at 10:00, Local time, and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. IF NO SPECIFICATION IS MADE,
THE PROXY WILL BE VOTED “FOR” THE PROPOSALS.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
ENVELOPE.

Signature (s) (if held jointly) Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. ☒
PLEASE DO NOT USE FINE POINT PENS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY BALLOT.

1

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL ONE:

1. The election of 9 Directors to serve until their successors are elected and qualified.

For ☐ Against ☐ Abstain ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL TWO:

2. To ratify the selection of KPMG LLP as independent auditors for the Fund for the fiscal year beginning in 2007.

For ☐ Against ☐ Abstain ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE SUB-PROPOSALS UNDER PROPOSAL THREE:

3. To approve the following series of proposals to standardize the investment restrictions of the Fund:

3.A to modify the fundamental investment restriction on concentration.  (All Funds with the exception of ING 130/30 Fundamental Research Fund)

For ☐ Against ☐ Abstain ☐

3.B to modify the fundamental investment restriction on diversification.  (All Funds with the exception of ING 130/30 Fundamental Research Fund)

For ☐ Against ☐ Abstain ☐

3.C to modify the fundamental investment restriction on borrowing.  (All Funds with the exception of ING 130/30 Fundamental Research Fund)

For ☐ Against ☐ Abstain ☐

3.D to modify the fundamental investment restriction on lending.  (All Funds with the exception of ING 130/30 Fundamental Research Fund)

For ☐ Against ☐ Abstain ☐

3.E to modify the fundamental investment restriction on underwriting.

For ☐ Against ☐ Abstain ☐

3.F to modify the fundamental investment restriction on real estate.  (All Funds with the exception of ING 130/30 Fundamental Research Fund,

For ☐ Against ☐ Abstain ☐

3.G to modify the fundamental investment restriction on senior securities.  (All Funds with the exception of ING 130/30 Fundamental Research Fund)

For ☐ Against ☐ Abstain ☐

3.H to modify the fundamental investment restriction on commodities.  (All Funds with the exception of ING 130/30 Fundamental Research Fund)

For ☐ Against ☐ Abstain ☐

2

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL FOUR:

4. To approve a change in the investment objective for the fund from fundamental to non-fundamental investment objective.  (All Funds with the exception of ING 130/30 Fundamental Research Fund)

For ☐ Against ☐ Abstain ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL FIVE:

5. To approve a “manager-of-managers” arrangement for the Fund that will permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to prior approval by the Board of Directors of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.  (All Funds with the exception of ING 130/30 Fundamental Research Fund, ING Global Science and Technology Fund and ING Growth and Income Fund)

For ☐ Against ☐ Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

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